2019 ING Group Annual Report on Form 20-F

DESCRIPTION OF SECURITIES
REGISTERED UNDER SECTION 12 OF THE EXCHANGE

ACT

As of 31 December 2019 ING Groep N.V.

(“
ING ,” the “ Company ,” “ we ,” “ us ,” and “ our
”) had the following series of securities registered pursuant to Section 12(b) of
the Act:
Title of each class Trading symbols Name of each exchange on which registered
American Depositary Shares ING New York Stock Exchange
Ordinary shares

New York Stock Exchange
(i)
6.125% ING Perpetual Debt Securities ISG New York Stock Exchange
3.150% Fixed Rate Senior Notes

due 2022
ING22 New York Stock Exchange
3.950% Fixed Rate Senior Notes

due 2027
ING27 New York Stock Exchange
Floating Rate Senior Notes due 2022 ING22A New York Stock Exchange
Floating Rate Senior Notes due 2023 ING23A New York Stock Exchange
4.100% Fixed Rate Senior Notes

due 2023
ING23 New York Stock Exchange
4.550% Fixed Rate Senior Notes

due 2028
ING28 New York Stock Exchange
3.550% Fixed Rate Senior Notes

due 2024
ING24 New York Stock Exchange
4.050% Fixed Rate Senior Notes

due 2029
ING29 New York Stock Exchange

(i)

Not for trading,

but only in connection with

the registration

of American Depositary Shares

representing such ordinary

shares, pursuant to

the requirements of
the Securities and Exchange Commission.
Capitalized terms used but not defined herein

have the meanings given to

them in ING’s annual report

on Form 20-F for the fiscal year ended 31 December 2019.
ORDINARY SHARES
The general meeting of shareholders of ING is referred to as the “ General Meeting ,” which term refers to both the body consisting of shareholders and other persons entitled to vote as well as the meeting of shareholders and other persons entitled to attend meetings. This section summarizes

all the material terms of our ordinary
shares, including summaries of certain provisions of our articles of association and applicable Dutch law in effect on the date

hereof. They do not, however,

describe
every aspect

of the ordinary

shares, the

articles of association

or Dutch law.

References

to provisions

of our articles

of association

are qualified in

their entirety

by
reference

to the

full articles

of association,

an English

translation

of which

has been

filed as

an exhibit

to our

annual report

on

Form 20-F

for the

year ended

31
December, 2019,

as Exhibit 1.1 (incorporated by

reference to ING’s

Report on Form 6-K furnished on 6 January 2017).

General
As at 31

December,

2019, our authorized

share capital

was divided

into 14,729,000,000

ordinary shares,

with a nominal

value of

EUR 0.01 per

ordinary share,

and
4,571,000,000 cumulative preference

shares with a nominal value

of EUR 0.01 per cumulative preference

share. The ordinary shares and

the cumulative preference
shares are each in registered form. The outstanding

ordinary shares are fully paid and non-assessable. As at 31 December,

2019, 3,896,734,271 ordinary shares were
issued and outstanding. In addition, as at 31 December,

2019, no cumulative preference

shares were issued and outstanding.

Articles of Association
ING is a holding

company organised

under the laws

of the Netherlands.

Its object and purpose,

as set forth

in article 3 of its

Articles of Association,

is to participate
in, manage,

finance, furnish

personal or

real security

for the

obligations

of and

provide services

to other

enterprises and

institutions of

any kind,

but in

particular
enterprises and

institutions which

are active

in the field

of lending, the

financial markets,

investment

and/or other

financial services,

and to

engage in

any activity
which may

be related

or conducive

to the

foregoing. ING

is registered

under file

number 33231073

with the

Trade

Register of

the Chamber

of Commerce

and the
Articles of Association are available there

and on ING’s website.

Certain Powers of Directors
The Supervisory

Board

determines

the

compensation

of

the

members

of the

Executive

Board

within

the

framework

of the

remuneration

policy

adopted

by

the
General Meeting

and the compensation

of members

of the Supervisory

Board is

determined by the

General Meeting.

Without prejudice

to their voting

rights they
may have if they are a shareholder of ING , neither members of the

Executive Board nor members of the Supervisory Board will vote on compensation for themselves or any other member of their body.

During the term of their office,

members of the Supervisory Board

are not allowed to borrow

or to accept guarantees

from ING or any

of its subsidiaries. Loans that
already exist upon

appointment as a member of

the Supervisory Board however,

may be continued.

Subsidiaries of ING however,

may in the normal

course of their
business and

on terms

that are

customary

in the

sector,

provide other

banking and

insurance

services to

members of

the Supervisory

Board. These

services may
include services in which

the granting of

credit is of a

subordinate nature,

e.g. credit cards

and overdrafts

in current accounts.

Members of the

Executive Board

are
empowered to

exercise

all the powers

of ING to

borrow money

on behalf of

ING, subject

to regulatory

restrictions (if

any) and,

in the case

of the issuance

of debt
securities, to the approval of the Supervisory Board.
Members of

the Supervisory

Board and

members of

the Executive

Board with

a conflict

of interest

may not

participate in

the decision-making

with respect

to the
matter or transaction to

which the conflict of interest relates,

and the votes of such members shall not be taken

into account.
The Articles of Association do

not contain any age limits for retirement of

the members of the Executive Board and

members of the Supervisory Board.

The retirement
age for members of the Executive

Board under the (Dutch) pension plan is the first

day of the month that the individual reaches the age of 67.

Members of the Executive Board

are appointed by the General Meeting for

a term of four years and

may be reappointed.

Supervisory Board members

shall be nominated for

appointment for

a maximum of four

years and may

be reappointed once

for another four

-year period. Without
prejudice to any

current term

of appointment which

commenced before

1 January 2017,

Supervisory Board members

may be nominated

for reappointment

for an
additional period of two years, which period may subsequently be extended by at most two years.

In the event of a reappointment after having served for two terms of four years

or more, reasons

must be given in

the report of the Supervisory

Board. The Supervisory Board

may deviate from

the above in special

circumstances at
its discretion.
Both

members

of the

Executive

Board

and

members

of the

Supervisory

Board

are

appointed

from

a

binding

nomination

by

the Supervisory

Board.

The General
Meeting may declare the

nomination non-binding

by a resolution passed

by an absolute majority

of the votes cast,

which majority represents more

than half of the
issued share capital. Members of the Executive

Board and the Supervisory Board are not required

to hold any shares of ING to qualify

as such.

Restrictions on share ownership
As of

31 December

2019 there

were no

limitations under

Dutch law

or the

Articles of

Association on

the right

to own

Ordinary Shares,

including the

right of

non-
Dutch nationals or residents rights to

hold or exercise voting rights.
General Meeting
Frequency, notice and agenda

of General Meetings

ING’s General Meeting is normally held each year in April or May to discuss the course of business in the preceding financial year on the basis of the reports prepared
by the Executive Board and

the Supervisory Board, and to decide on:
• The distribution of dividends or other distributions;

• The appointment and/or reappointment

of members of the Executive Board

and the Supervisory Board;
• Any other items requiring shareholder approval

pursuant to Dutch law; and

• Any other matters proposed

by the Supervisory Board, the Executive Board

or shareholders in accordance with the Articles

of Association.
General Meetings are convened

by public notice via the ING website (www.ing.com)

at least 42 days before

the day of the General Meeting.

2019 ING Group Annual Report on Form 20-F

As provided

for in

the Dutch

Civil Code,

implementing the

Bank Recovery

and Resolution

Directive (“
BRRD
”), ING’s

Articles of

Association permit

this convocation
period to be shortened to 10 days if (i) ING meets the criteria for early intervention measures; (ii) resolution can be avoided by means of a capital increase; and (iii) a
General Meeting would be required

to enable

ING to issue the required number of shares.

As of the

date of convening a General Meeting,

all information relevant for shareholders is made

available via the ING

website and through its head

office. Information
relevant for shareholders includes the notice of the General Meeting,

the agenda with instructions on how

to participate in the meeting (either

in person or by proxy),
the place and time of the meeting, the address of the website of ING, the explanatory notes to the agenda including the verbatim text of the proposals, as well as the reports of the Executive Board and

the Supervisory Board.

Proposals by shareholders
Proposals to include items

on the agenda for

a General Meeting that

have been adequately

substantiated

under applicable Dutch law

can be made by shareholders
representing together at least

one per cent of the issued share capital, subject

to a 60 days’ notice period.
Record date
Pursuant to

Dutch law,

the record

date for

attending a

General Meeting and

voting on the

proposals at

that General Meeting

is the 28th

day before

the day of

the
General

Meeting.

Only those

who hold

shares

at

the record

date

are

entitled

to

attend

the General

Meeting

and to

exercise

other

rights

related

to

the General
Meeting in question on the basis of their holding

at the record date,

notwithstanding any subsequent

sale or purchase of shares. The record

date is published in the
notice for the

General Meeting.

If the shortened

convocation

of 10 days

is applicable (see

above, paragraph:

‘Frequency,

notice and agenda

of General Meetings’),
the record date is two days

after the convocation date.

In accordance with US requirements, the

depositary sets a record date for

the ADRs, which date determines which ADRs

are entitled to give voting instructions.

This
record date

can differ from the record

date set by ING for shareholders.
Attending General Meetings
Shareholders may

attend a

General Meeting in

person, or may

grant a proxy

in writing to a

third party to

attend the meeting

and to vote

on their behalf.

Prior to a
General Meeting, ING will make proxy

forms available on its website.

For logistical reasons,

attendance at the

General Meeting by

holders of ING’s

ordinary shares, either in

person or by proxy,

is subject to the requirement

that ING is
notified in advance. Instructions to that

effect are included in the notice for

the General Meeting.

General Meetings are webcast

via ING’s website

www.ing.com, so

that shareholders who do not

attend the General

Meeting in person may

nevertheless follow the
meeting online.
Voting rights on shares
Each share entitles

the holder to cast

one vote at the

General Meeting. The

Articles of Association

do not restrict the

voting rights on

any class of shares.

ING is not
aware of any agreement pursuant

to which voting rights on any class of its shares

are restricted.

Proxy voting facilities
ING provides proxy voting

facilities to its investors

via its website and solicits proxies from

its ADR holders in line with common practice in the US.
Proxy voting

forms for shareholders

are made available

on the website

of ING (www.ing.com).

By returning the

form, shareholders

give a proxy

to an independent
proxy holder (a public notary registered

in the Netherlands) who will vote according

to the instructions expressly

given on the proxy form.

The submission of these forms is subject to additional

conditions specified on such forms.

To encourage participation at the General Meeting, ING provides the EVO (e-voting) platform, an online facility through which shareholders can register for a meeting
or appoint a proxy.
Main powers of the General Meeting
The main powers of the General Meeting are

to decide on:
●

the appointment of

members of the

Executive Board

and members

of the Supervisory

Board, subject to

a binding nomination

of the Supervisory

Board as
set forth in the Articles of Association;
●

the suspension and dismissal of members of the Executive

Board and members of the Supervisory Board;
●

the adoption of the financial statements;
●

the declaration of dividends,

subject to the

power of the Executive Board

to allocate part or

all of the

profits to the reserves -

with approval of the

Supervisory
Board - and the declaration of other distributions,

subject to a proposal by the Executive

Board and approved by the Supervisory Boar

d.

●

the appointment of the external auditor;
●

an amendment of the Articles of Association, a legal merger or division of ING, and winding-up of ING, all subject to a proposal made by the Executive Board with approval by the Supervisory Board;
●

the issuance of shares or rights to subscribe for shares, the restriction or exclusion of pre-emptive rights of shareholders,

and delegation of these powers to
the Executive Board, subject to a proposal

by the Executive Board that

has been approved by the Supervisory Board;
●

the authorisation

of a

repurchase

of outstanding

shares and/or

a cancellation

of shares.

In addition,

the approval

of the

General Meeting

is required

for
Executive Board decisions that would

be expected to have a material

effect on the identity or nature

of ING or its enterprise.

Reporting
Resolutions adopted at a General Meeting are

generally published on the website of ING (www.ing.com)

within one week following the meeting. In accordance

with
the Dutch Corporate Governance

Code, the draft minutes of the General

Meeting are made available to

shareholders on the website

of ING (www.ing.com) no

later
than three months

after the meeting.

Shareholders may

react to the

draft minutes

in the following

three months,

after which the

final minutes are

adopted by

the
chairman of the

meeting in question

and by a

shareholder appointed

by that meeting.

The final minutes

are made available

on the website

of ING (www.ing.com).
By exception to

the provisions of the Dutch

Corporate Governance Code,

shareholders will not have

the opportunity to react to

the minutes of a General Meeting

if
a notarial report of the meeting is made, as this would

be in conflict with laws applicable to such

notarial report.
Capital and shares
Capital structure
The authorised capital of ING

consists of ordinary shares

and cumulative preference

shares. Currently,

only ordinary shares are issued,

while a call option to acquire
cumulative

preference

shares

has

been

granted

to

the

ING

Continuity

Foundation

(
Stichting

Continuïteit

ING
).

The

acquisition

of

cumulative

preference

shares
pursuant

to

the

call

option

is

subject

to

the

restriction

that,

immediately

after

the

issuance

of

cumulative

preference

shares,

the

total

amount

of

cumulative
preference

shares

outstanding

may not

exceed

one third

of the

total

issued share

capital

of ING.

The purpose

of this

call option

is to

protect

the independence,
continuity and

identity of

ING against

influences that

are contrary

to the

interests of

ING, its

enterprise and

the enterprises

of its subsidiaries

and all stakeholders
(including, but not limited to, hostile takeovers).

However,

the ordinary shares are not used for protective

purposes.

The board of

the ING Continuity

Foundation is

comprised of three

members who are

independent of

ING. Under the

terms of the

articles of association

of the ING
Continuity Foundation, the following persons

may not be appointed to the board of the ING Continuity Foundation:

(i) a current or former Executive Board

member,
(ii) a current

or former

Supervisory Board

member,

(iii) a spouse

or relative

by blood

or marriage

up to

the fourth

remove of

a member

of the

Executive

Board or
Supervisory Board of

ING and/or its

subsidiaries, (iv) a

current or former

ING employee, (v)

a current permanent

adviser to ING,

(vi) a former permanent

adviser to
ING during

the first

three years

after the

termination

of his

engagement

as an

adviser,

or (vii)

a director

or employee

of a

bank with

which ING

has a

lasting and
significant relationship.

The board

of the

ING Continuity

Foundation appoints

its own

members, after

consultation

with the

Supervisory Board

of ING, but

without
any requirement for approval

by ING.

ING’s authorised

capital is the maximum

amount of capital

allowed to be issued

under the terms of the

Articles of Association.

New shares in excess

of this amount
can only be issued if the Articles of Association are amended. For reasons of flexibility and to meet the requirement as set forth in the Bank Resolution and Recovery
Directive (‘BRRD’)

that the

amount of

authorised share

capital should

at all times

be sufficient

to permit

the issuance

of as many

ordinary shares

as required

for a
potential future

bail-in, ING

seeks to

set the

authorised capital

in the

Articles of

Association at

the highest

level permitted

by law,

which is

five times

the actually
issued share capital.
Issuance of shares

2019 ING Group Annual Report on Form 20-F

Share issuances are decided

by the General

Meeting, which may

also delegate its authority. Each year, a proposal is

made to the

General Meeting to delegate

authority
to the

Executive

Board to

issue new

ordinary shares

or to

grant

rights to

subscribe to

new ordinary

shares, both

with and

without pre-emptive

rights for

existing
shareholders.

The set-up and content

of the currently applicable

share issue authorisation have

been discussed with many

investors, proxy

advisors and other stakeholders

in the
context of

the corporate

governance review

of 2016

and in

the general

meetings of

2016 and

subsequent years;

their feedback

has been

taken

into account.

The
current share issue authorisation

enables the Executive Board

to issue new ordinary shares (including

the granting of rights to

subscribe for ordinary shares,

such as
warrants or in connection with convertible debt instruments) for a period of 18

months, ending on 23

October 2020 (or when

the authorisation is renewed, whichever
is earlier) subject to the following conditions

and limits:

●

No more than 40 percent of the issued share capital in

connection with a rights issue, being a

share offering to all shareholders in proportion to their existing holdings of ordinary shares as nearly as may be practical. However,

the Executive Board and Supervisory Board may

exclude certain shareholders

from such
a share offering for practical or legal reasons such as record dates, fractional entitlements, treasury shares, applicable legal restrictions on share offerings

or
in the context of a syndicated

rights issue; plus

●

No more than 10 percent of the issued share

capital, with or without pre-emptive rights

of existing shareholders.
Specific approval by the General Meeting

is required for any

share issuance exceeding these limits.

The purpose

of this

share

issue authorisation

is to

delegate

the

power

to

issue

new

ordinary

shares

to

the

Executive

Board.

Accordingly,

the

Executive

Board

is
authorised

to

issue

new

ordinary

shares

without

first

having

to

obtain

the

consent

of

the

General

Meeting,

which

in

the

Netherlands

is

subject

to

a

statutory
convocation period of at least 42 days. This authorisation

gives ING flexibility in managing its capital resources, including regulatory capital, while taking into account
shareholders’

interests

to

prevent

dilution

of

their

shares.

It

particularly

enables

ING

to

respond

promptly

to

developments

in

the

financial

markets,

should
circumstances so require. The

Executive Board and the Supervisory Board

consider it in the best interest of ING

to have the flexibility this authorisation

provides.
This authorisation may be used for any

purpose, including but not limited to strengthening

capital, financing, mergers or acquisitions.

However,

the authorisation to
issue ordinary

shares by

way of

rights issue

cannot be

used for

mergers

or acquisitions

on a

stock-for-stock

basis as

this is

incompatible

with the

concept of

pre-
emptive rights for existing shareholders.
Shareholders who are

not allowed to,

do not elect to,

or are unable to

subscribe to a rights

offering, are entitled

to sell their rights

in the market

or receive any

net
financial benefit upon completion of a rump offering

after the exercise

period has ended.
Transfer of shares and transfer restrictions
Shares not

included in

the Securities

Giro

Transfer

Act system

(‘
Wet

Giraal Effectenverkeer
’ system)

are transferred

by means

of a

deed of

transfer

between the
transferor and the transferee.

To become effective,

ING has to acknowledge the transfer,

unless ING itself is a party to the transfer. The Articles of Association do not restrict the transfer

of ordinary shares, whereas the transfer

of cumulative preference

shares is subject to prior approval

of the Executive Board. ING is

not aware of
the existence of any agreement

pursuant to which the transfer

of ordinary shares or American depositary

receipts for such shares is restricted.

Shares that are included

in the Securities

Giro Transfer system are transferred pursuant to the Securities Giro Transfer Act (
Wet Giraal Effectenverkeer ). A shareholder,
who wishes to transfer such

shares, must instruct the securities intermediary

where his shares are administered

accordingly.
Repurchase of shares
ING may repurchase issued shares. Although

the power to repurchase shares is vested

in the Executive Board subject to the approval

of the Supervisory Board, prior
authorisation from the General

Meeting is required for

these repurchases. Under Dutch

law, this

authorisation lapses after a

maximum of 18 months. For

ING, each
year,

a proposal is made to the General Meeting to authorise

the repurchase of shares by the Executive

Board subject to the approval of the Supervisory

Board for a
period of 18 months (or until the authorisation

is renewed, whichever is earlier).

Pursuant to the authorisation currently in force,

until 23 October 2020 (or until the authorisation is renewed, whichever is earlier), no more than 10 percent of ING’s
issued share capital

may be held as

treasury shares. When repurchasing

shares, the Executive

Board must observe

the price ranges

prescribed in the authorisation.
For the ordinary shares, the authorisation currently in force stipulates a minimum price of one eurocent and a maximum price equal to the highest stock price on the
Amsterdam stock exchange

on the date on which the purchase agreement

is concluded or on the preceding day of stock

market trading.
Special rights of control
No special rights

of control referred

to in Article

10 of the directive

of the European

Parliament and

the Council on takeove

r

bids (2004/25/EC) are

attached to

any
share.
Obligations of shareholders to disclose holdings
Pursuant to Section 5.3 of the Dutch

Financial Supervision Act (“
Major Holdings Rules
”), any person who,

directly or indirectly,

acquires or disposes of an interest

in
the voting rights and/or the capital

of (in short) a public limited company incorporated

under the laws of the Netherlands with an

official listing on a stock exchange
within the

European Economic

Area, as

a result

of which

acquisition or

disposal the

percentage of

voting rights

or capital

interest,

whether through

ownership of
ordinary shares, American depositary receipts (“ ADRs
”) or any other financial instrument, whether stock-settled or cash-settled, such as call or put options, warrants,
swaps or any other similar contract,

reaches, exceeds or falls

below 3%, 5%, 10%, 15%, 20%, 25%, 30%, 40%, 50%,

60%, 75% or 95%. With respect to ING, the

Major
Holdings Rules would require any

person whose interest in the

voting rights and/or capital of

ING reached, exceeded or fell

below those percentage interests, whether
through ownership

of ordinary shares,

ADSs or any

other financial instrument

whether stock

settled or cash

settled, such as

call or put

options, warrants,

swaps or
any

other similar

contract,

to

notify in

writing the

Dutch

Authority

for

the Financial

Markets

(
Autoriteit

Financiële

Markten
) immediately

after

the

acquisition

or
disposal of the triggering interest in ING’s

share capital.

A notification requirement

also applies if a

person’s

capital interest

or voting rights reaches,

exceeds or falls

below the above-mentioned

thresholds as a

result of a
change in

ING’s

total

issued share

capital

or voting

rights.

Such notification

must be

made no

later than

the fourth

trading

day

after the

Dutch Authority

for the
Financial Markets has published ING’s

notification of the change in its issued share capital.
The notification will be recorded in a register

that is held by the Dutch Authority for

the Financial Markets and published on

its website.
Non-compliance with the obligations

of the Major Holdings Rules can lead to criminal prosecution or administrative law sanctions.

In addition, a civil court can issue
orders

against

any

person

who fails

to

notify or

incorrectly

notifies the

Dutch

Authority

for

the Financial

Markets,

in

accordance

with the

Major

Holdings

Rules,
including suspension of the voting right in respect of such person’s ordinary shares.
ING is not aware of

any investors (or potential shareholders) with an interest of three percent or more in ING

other than those shown

in Item 7.

A ‘Major shareholders’
in ING’s annual

report on Form 20-F for the fiscal year ended 31 December

2019 as per year-end 2019.
Each person holding a

gross short position

in relation to the

issued share capital of

ING that reaches,

exceeds or falls below

any one of

the above-mentioned thresholds
must immediately give written notice to the AFM. If a person’s gross short position reaches, exceeds or falls below one of the above-mentioned thresholds as a result
of a

change in

ING’s

issued share

capital, such

person must

make a

notification not

later than

the fourth

trading day

after the

AFM has

published the

Company’s
notification in the public register of the AFM.
In addition, pursuant

to Regulation

(EU) no. 236/2012

of the European

Parliament and

the Council on short

-selling and certain

aspects of credit

default swaps,

any
person who

acquires or

disposes of a

net short

position relating

to the issued

share capital

of ING, whether

by a transaction

in shares

or ADRs, or

by a transaction
creating or relating to any financial instrument

where the effect or one of the effects of the transaction

is to confer a financial advantage on the person entering

into
that transaction in

the event of a change

in the price of such

shares or ADRs, is

required to notify

the Dutch Authority for

the Financial Markets,

in accordance with
the provisions of the above-mentioned regulation if,

as a result of such acquisition or disposal the person’s

net short position reaches, exceeds or falls below 0.2% of
the issued

share

capital

of ING

and each

0.1% above

that. Each

reported

net short

position equal

to 0.5%

of the

issued share

capital

of ING

and any

subsequent
increase of that position by 0.1% will be made public via the short selling register on the website of the Dutch

Authority for the Financial Markets.
Change of control provisions
Legal provisions
Pursuant to

the terms of

the Dutch

Financial Supervision

Act, a declaration

of no objection

from the ECB

must be obtained

by anyone

wishing to

acquire or hold

a
participating interest of at least 10 percent in ING and to exercise control attached to such a participating interest.

Similarly, on the basis of indirect change of control
statutes in the

various jurisdictions where subsidiaries

of ING are operating, permission

from, or notification to,

local regulatory authorities

may be required for

the
acquisition of a substantial interest

in ING.
Amendment of the Articles of Association

2019 ING Group Annual Report on Form 20-F

The General Meeting

may resolve

to amend the

Articles of Association

of ING, provided

that the resolution

is adopted based

on a proposal

of the Executive

Board,
which has been approved by the Supervisory Board.

An amendment of the Articles of Association is required

to be executed by notarial

deed.

2019 ING Group Annual Report on Form 20-F

DEBT SECURITIES
Each series

of notes listed

on the New

York

Stock Exchange

and set forth

on the cover

page to ING’s

annual report

on Form 20-F

for the

year ended

December 31,
2019 has

been issued

by ING.

Each

of these

series of

notes

was issued

pursuant

to an

effective

registration

statement

and a

related

prospectus

and prospectus
supplement setting forth the terms

of the relevant series of notes.

The following

table sets

forth the

dates of

the registration

statements,

dates of

the base

prospectuses and

dates of

issuance for

each relevant

series of notes

(the
“ Notes ”).
Series
Registration
Statement
Date of Base
Prospectus Date of Issuance
6.125% ING Perpetual Debt
Securities
333-84226 September 14, 2005 September 26, 2005
3.150% Fixed Rate Senior Notes

due
2022 333-202880
March 21, 2017 March 29, 2017
3.950% Fixed Rate Senior Notes

due
2027 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2022 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2023 333-22739
September 18, 2018 October 2, 2018
4.100% Fixed Rate Senior Notes

due
2023 333-22739
September 18, 2018 October 2, 2018
4.550% Fixed Rate Senior Notes

due
2028
333-22739 September 18, 2018 October 2, 2018
3.550% Fixed Rate Senior Notes

due
2024 333-22739
September 18, 2018 April 9, 2019
4.050% Fixed Rate Senior Notes

due
2029
333-22739 September 18, 2018 April 9, 2019

The following description of our Notes

is a summary and does not purport to be complete and

is qualified in its entirety by the full terms of the Notes.

Description of the Fixed Rate Notes
The 3.150% Fixed

Rate Senior

Notes due

2022 (the “
2022 notes
”), the 3.950%

Fixed Rate

Senior Notes

due 2027 (the

“
2027 notes
”), the 4.100%

Fixed Rate

Senior
notes

due 2023

(the “
2023 notes
”), the

4.550% Fixed

Rate

Senior Notes

due 2028

(the

“
2028 notes
”), the

3.550% Fixed

Rate

Senior Notes

due 2024

(the “
2024
notes
”) and the 4.050% Fixed

Rate Senior Notes

due 2029 (the “
2029 notes
”) (together,

the “
fixed rate

notes
”) were issued in

the aggregate principal

amount, and
unless previously redeemed and cancelled will mature

on the Maturity Date and will bear interest

at the rate per annum, set forth

in the table below:

Aggregate Principal
Amount Maturity Date
Fixed Interest
Rate
2022 notes ..........................................................

$1,500,000,000 March 29, 2022 3.150%
2027 notes ..........................................................

$1,500,000,000 March 29, 2027 3.950%
2023 notes ..........................................................

$1,500,000,000 October 2, 2023 4.100%
2028 notes ..........................................................

$1,250,000,000 October 2, 2028 4.550%
2024 notes ..........................................................

$1,000,000,000 April 9, 2024 3.550%
2029 notes ..........................................................

$1,000,000,000 April 9, 2029 4.050%

Interest on the fixed rate notes

will be payable semi-annually

in arrear on

the Fixed Rate Interest Payment Dates, commencing

on the First Fixed

Rate Interest Payment
Date, set forth in the table below:
Fixed Rate Interest
Payment Dates
First Fixed Rate
Interest Payment
Date
2022 notes ..........................................................

March

29

and

September
29 of each year
September 29, 2017
2027 notes ..........................................................

March

29

and

September
29 of each year
September 29, 2017
2023 notes ..........................................................

April

2

and

October

2

of
each year
April 2, 2019
2028 notes ..........................................................

April

2

and

October

2

of
each year
April 2, 2019
2024 notes ..........................................................

April

9

and

October

9

of
each year
October 9, 2019
2029 notes ..........................................................

April

9

and

October

9

of
each year
October 9, 2019

The regular record

dates for

the fixed

rate notes

will be the

Business Day

immediately preceding

each Fixed

Rate Interest

Payment

Date (or,

if the fixed

rate notes
are held in definitive form, the 15th Business

Day preceding each Fixed Rate Interest

Payment

Date).

If any scheduled Fixed Rate

Interest Payment

Date is not a Business Day,

we will pay interest on the

next succeeding Business Day,

but interest on that payment

will
not accrue

during

the period

from and

after

the scheduled

Fixed

Rate

Interest

Payment

Date.

If the

Maturity

Date

or date

of redemption

or repayment

is not

a
Business

Day,

we may

pay

interest

and principal

and/or

any

amount payable

upon redemption

of the

fixed

rate

notes

on the

next

succeeding Business

Day,

but
interest on

that payment

will not accrue during

the period from and

after such Maturity

Date or date

of redemption or

repayment. Interest

on the fixed

rate notes
will be computed on the basis of a 360-day year

of twelve 30-day months.

Description of the Floating Rate Notes

2019 ING Group Annual Report on Form 20-F

The Floating Rate Senior Notes due 2022 (the “ 2022 floating rate notes ”) and the Floating Rate Senior Notes due 2023 (the “ 2023 floating rate notes ” and, together with the 2022 floating rate notes, the “ floating rate notes
”) were issued in an aggregate principal amount, and unless previously redeemed and cancelled will mature
on the Maturity Date, and will bear interest

at the rate per annum, set forth

in the table below:
Aggregate

Principal
Amount Maturity Date Floating Interest Rate
2022 floating rate notes.................

$1,000,000,000

March 29, 2022
LIBOR

plus

1.15%

per
annum
2023 floating rate notes.................

$500,000,000

October 2, 2023
LIBOR plus

1.000% per
annum

Interest on

the floating rate

notes will be

payable quarterly

-annually in

arrear on the

Floating Rate

Interest Payment

Dates, commencing

on the First

Floating Rate
Interest Payment

Date, set forth in the table

below:
Floating Rate Interest
Payment Dates
First Floating Rate
Interest Payment
Date
2022 floating rate notes................................

.....

March 29, June 29,
September 29 and
December 29 of each year
June 29, 2017
2023 floating rate notes................................

.....

January 2, April 2, July 2
and October 2 of each
year
January 2, 2019

The regular record dates for

the floating rate notes

will be the Business Day immediately preceding

each Floating Rate Interest

Payment Date (or,

if the floating rate
notes are held in definitive form,

the 15th Business Day preceding each Floating Rate

Interest Payment

Date).

If any Floating Rate

Interest Payment

Date, other than the Maturity

Date for the floating

rate notes, would

fall on a day that

is not a Business Day,

the Floating Rate
Interest

Payment

Date

will be

postponed

to

the next

succeeding Business

Day,

except

that

if that

Business Day

falls in

the ne

xt succeeding

calendar

month,

the
Floating Rate Interest Payment

Date will be the immediately preceding Business Day.

If the Maturity Date or date of redemption or repayment

is not a Business Day,
we may pay interest

and principal and/or any amount

payable upon redemption of the

floating rate notes on

the next succeeding Business Day,

but interest on that
payment will not accrue during the period from and after

such Maturity Date or date of redemption

or repayment.

Each interest period on the floating rate

notes will begin on (and include) a Floating Rate Interest Payment

Date and end on (but exclude) the following Floating Rate
Interest Payment

Date (each,

an “
Interest Period
”); provided that

(i) with respect to

the 2022 floating

rate notes,

the first

Interest Period

will begin on

and include
March 29,

2017 and

will end

on, but

exclude, June

29, 2017

and (ii) with

respect to

the 2023

floating rate

notes, the

first Interest

Period will

begin on

and include
October 2, 2018 and will

end on, but exclude,

January 2, 2019.

The interest determination

date (“
Interest Determination

Date
”) for the first

Interest Period

will be
the second

London banking

day preceding

the Issue

Date and

the Interest

Determination

Date for

each succeeding

Interest

Period

will be

on the

second London
banking

day

preceding

the

applicable

Interest

Reset

Date.

“
London

banking

day
”

means

any

day

on which

dealings

in

U.S.

dollars

are

transacted

in

the

London
interbank

market.

The initial Floating Interest Rate on

the 2022 floating rate notes will be equal to

LIBOR, as determined on March 27, 2017, plus 1.15% per annum,

and thereafter the
rate of

interest

on the

2022 floating

rate notes

will be reset

quarterly on

March

29, June

29, September

29 and

December 29 in

each year

(each, a “
2022 Interest
Reset

Date
”), provided

that the

interest

rate

in effect

from (and

including) March

29, 2017

to (but

excluding)

the first

2022 Interest

Reset

Date will

be the

initial
Floating Interest Rate.
The initial Floating Interest Rate on the 2023 floating

rate notes will be equal to LIBOR, as

determined on September 28, 2018, plus 1.000% per

annum, and thereafter
the rate of interest on the 2023 floating rate notes will be reset quarterl

y

on January 2, April 2, July 2 and October 2 in each year (each, a “
2023 Interest Reset Date ”,
and together

with each 2022

Interest Reset

Date, each

an “
Interest

Reset Date
”), provided

that the

interest rate

in effect

from (and

including) October

2, 2018 to
(but excluding) the first 2023 Interest

Reset Date will be the initial Floating Interest

Rate.
If any Interest

Reset Date would

fall on a day

that is not a

Business Day,

the Interest Reset

Date will be postponed

to the next succeeding

Business Day,

except that
if that Business Day falls in the next succeeding calendar

month, the Interest Reset

Date will be the immediately preceding

Business Day.

Interest on the floating rate

notes will be computed on the basis of the actual

number of days in each Interest

Period and a 360-day year.

The Calculation

Agent for

the floating

rate

notes is

The Bank

of New

York

Mellon acting

through its

London branch,

or its

successor appointed

by the

Issuer.

The
Calculation

Agent

will

determine

the

Floating

Interest

Rate

for

each

Interest

Period

for

the

floating

rate

notes

by

reference

to

LIBOR

on

the

applicable

Interest
Determination Date. Promptly upon such determination, the Calculation Agent will notify the Issuer and the trustee (if the Calculation Agent is not the trustee) of the new interest

rate for

the floating

rate notes.

Upon the request

of the holder

of any

floating rate

note, the

Calculation Agent

will provide

the Floating

Interest Rate
then in effect and, if determined, the

Floating Interest Rate

that will become effective on

the next Interest Reset Date.

LIBOR will be determined by the Calculation Agent

in accordance with the following provisions:

(1)

with respect to any Interest

Determination Date, LIBOR will be the rate

(expressed as a percentage per annum) for

deposits in U.S. dollars having a
maturity of three months commencing on the related

Interest Reset Date that

appears on Reuters Page LIBOR01 as of 11:00 a.m.,

London time, on
that Interest Determination

Date; and
(2)

with respect to an Interest Determination Date

on which no rate appears on Reuters

Page LIBOR01, the Calculation Agent will request the principal
London offices of each of four major reference banks in the London interbank market (which may include affiliates of the underwriters), as selected and identified

by the

Issuer,

to provide

its offered

quotation (expressed

as a percentage

per annum)

for deposits

in U.S.

dollars for

the period

of
three months, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m.,

London
time, on that

Interest Determination

Date and in

a principal amount that

is representative

for a single

transaction in U.S.

dollars in that

market at
that time. If at

least two quotations are provided, then LIBOR on that

Interest Determination Date will be the arithmetic mean (rounded if necessary
to the fourth

decimal place with

0.00005 being rounded

upwards) of

those quotations.

If fewer than

two quotations

are provided,

then LIBOR on
the Interest

Determination Date

will be the arithmetic

mean of the

rates at

which the reference

banks were offered

at approximately

11:00 a.m.,
London time, on the Interest

Determination Date deposits

in U.S. dollars for

the period of three months,

commencing on the related

Interest Rest
Date and

in a

principal amount

that is

representative

for a

single transaction

in U.S.

dollars in

that market

at that

time, by

leading banks

in the
London inter-bank market. If at

least two such rates are

so provided, LIBOR

on the Interest Determination Date

will be the

arithmetic mean (rounded
if necessary to the fourth decimal place with 0.00005 being rounded upwards)

of such rates. If fewer than two such rates

are provided, then LIBOR
on the Interest

Determination date

will be the offered

rate for

deposits in U.S. dollars

for the period of three

months, commencing on

the related
Interest

Payment

Date

and

in

a

principal

amount

that

is

representative

for

a

single

transaction

in

U.S.

dollars

in

that

market

at

that

time

(or
arithmetic mean of such rates, rounded as provided above,

if more than one rate is provided), at which, at approximately

11:00 a.m., London time,
on the Interest

Determination Date,

any one

or more banks

(which bank or

banks is

or are in

the opinion of

the Issuer suitable

for such

purpose)
informs the Calculation Agent it is quoting to leading banks in the London inter-bank market. If LIBOR cannot be determined in accordance with the foregoing provisions of this paragraph,

LIBOR on the Interest Determination Date

will be LIBOR in effect with respect to the immediately preceding
Interest Determination

Date.
“
Reuters Page

LIBOR01
” means the

display that appears

on Reuters

Page LIBOR01 or

any page

as may replace

such page on such

service (or any

successor service)
for the purpose of displaying London interbank

offered rates of major banks

for U.S. dollars.
All percentages

resulting from

any calculation

of any

Floating Interest

Rate will

be rounded,

if necessary,

to the

nearest one

hundred thousandth

of a

percentage
point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or

0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all dollar
amounts would be rounded to the nearest

cent, with one-half cent being rounded upward.
All calculations made by the Calculation Agent for the purposes of calculating interest on the floating rate notes shall be conclusive and

binding on the holders of the
floating rate notes, the Issuer and

the trustee, absent manifest error.

2019 ING Group Annual Report on Form 20-F

For any interest period, if LIBOR is negative,

then it would reduce the Floating Interest Rate payable

for such interest period below the specified margin. Accordingly, holders may receive a Floating

Interest Rate that is

lower than the specified margin.

LIBOR Discontinuation
Notwithstanding the provisions described under “— Description of the Floating Rate Notes”

above, if, with respect to the 2023 floating rate

notes only,

a Benchmark
Event occurs when any Floating

Interest Rate (or any component part

thereof) remains to

be determined by reference to LIBOR,

then the Issuer

shall use its

reasonable
endeavors

to appoint

and consult

with an

Independent Adviser,

as soon

as reasonably

practicable,

with a

view to

the Issuer

determining a

Successor Rate,

failing
which an Alternative Rate and, in either case,

an Adjustment Spread, if any,

and Benchmark Amendments, if any.

If the Issuer,

following consultation with the Independent

Adviser,

to the extent practicable, and acting

in good faith, determines:

(1)

that there is a Successor Rate, then such

Successor Rate shall (subject to adjustment

as provided below) subsequently be used in place of LIBOR to determine the Floating

Interest Rate

(or the relevant

component part thereof)

for all future

payments of interest

on the 2023 floating

rate notes;
or
(2)

that there

is no

Successor Rate

but that

there is

an Alternative

Rate, then

such Alternative

Rate shall

(subject to

adjustment as

provided below)
subsequently be used in place of LIBOR to determine the Floating Interest Rate

(or the relevant component part thereof) for all future payments of
interest on the 2023 floating rate

notes.
If the Issuer determines any Successor

Rate or Alternative Rate

in accordance with this section “—

LIBOR Discontinuation” fewer

than five (5) Business Days

prior to
the relevant Interest Determination

Date, then the Floating Interest Rate on such Interest

Determination Date will be calculated using LIBOR in effect

with respect to
the immediately

preceding Interest

Determination Date.

For subsequent

Interest

Periods, the

Floating Interest

Rate will

be calculated

using the

Successor Rate

or
Alternative Rate (subject to adjustment

as provided below).
If the

Issuer,

following consultation

with the

Independent Adviser,

to the

extent practicable,

and acting

in good

faith, dete

rmines (i)

that an

Adjustment Spread

is
required to be applied to the Successor Rate or the Alternative Rate

(as the case may be) and (ii) the quantum of, or a formula

or methodology for determining, such
Adjustment

Spread,

then

such

Adjustment

Spread

shall

be applied

to

the

Successor

Rate

or

the

Alternative

Rate

(as

the

case

may

be). If

the

Issuer

is

unable

to
determine

the

quantum

of,

or

a

formula

or

methodology

for

determining,

such

Adjustment

Spread,

then

such

Successor

Rate

or

Alternative

Reference

Rate,

as
applicable, will apply without an Adjustment Spread.
If any

Successor

Rate,

Alternative

Rate

or Adjustment

Spread is

determined

in accordance

with this

section
“—
LIBOR Discontinuation”

and the

Issuer,

following
consultation with

the Independent Adviser,

to the extent

practicable, and

acting in good

faith, determines

(i) that amendments

to any

terms and conditions

of the
2023 floating rate

notes, including the

Successor Rate

or Alternative

Rate, as applicable,

or,

in each case,

the Adjustment

Spread, as well

as the day

count fraction,
business day convention,

the definitions of Business Day,

London banking day,

Interest Determination

Date, Interest

Period or Floating

Rate Interest

Payment Date,
and any

related provisions

and definitions, are

necessary to ensure

the proper operation

of such Successor

Rate, Alternative

Rate and/or

Adjustment Spread

(such
amendments, the “ Benchmark Amendments
”) and (ii) the terms and conditions of such Benchmark Amendments, then the Issuer may, without any requirement for
the consent or approval

of holders of the 2023 floating rate

notes, amend the terms and conditions

of the 2023 floating rate notes

to give effect to such

Benchmark
Amendments with effect from the

date specified in a notice given in to the Trustee.
Upon receipt of satisfactory documentation,

the Trustee and

the Calculation Agent shall, at the direction and

expense of the Issuer,

effect such amendments as may
be required in order

to give effect to this

section “— LIBOR

Discontinuation” pursuant to a supplemental indenture or

an amendment to the

Indenture, or amendment
to the Calculation

Agency Agreement,

or issuances

and authentication

of new global

or definitive

notes in

respect of

the 2023 floating

rate notes,

and the Trustee
shall not

be liable

to any

party for

any consequences

thereof,

save

as provided

in the

Indenture and

the 2023

floating rate

notes. No

consent of

holders of

2023
floating rate notes will be solicited

or required in connection with effecting

the Successor Rate, Alternative Rate,

Adjustment Spread or Benchmark Amendments,

as
applicable, including for the execution

of any documents, amendments to the Indenture,

Calculation Agency Agreement or floating

rates notes or other steps by the
Issuer,

the Trustee, the Calculation

Agent or any paying agent

(if required).
The Issuer will, promptly following the determination of any the Successor Rate, Alternative Rate, Adjustment Spread or Benchmark Amendments, as applicable, give notice thereof, which shall specify the effective

date(s) for such Successor Rate, Alternative

Rate, Adjustment Spread or Benchmark Amendments,

as applicable, and
of any changes to the terms and conditions of the 2023 floating rate notes to the Trustee, the Calculation Agent, any paying agent and DTC or the holders of the 2023 floating

rate

notes,

as

applicable;

provided

that

failure

to

provide

such

notice

will

have

no

impact

on

the

effectiveness

of,

or

otherwise

invalidate,

any

such
determination; and provided

further that the determination

of any Successor Rate,

Alternative Rate,

Adjustment Spread or

Benchmark Amendments, as applicable,
and any

other related

changes

to

the 2023

floating

rate

notes,

shall be

made in

accordance

with the

Capital

Regulations

applicable

to

the Group

in force

at

the
relevant

time. In

effecting

any

consequential

amendments

to

the terms

of the

2023 floating

rate

notes as

may

be directed

by

the Issuer

in accordance

with this
section “ —
LIBOR Discontinuation”,

neither the Trustee

nor the Calculation Agent shall

be required to effect

any amendments that

affects its respective

own rights,
duties or immunities in their respective capacities as Trustee or Calculation Agent under the Indenture,

the Calculation Agency Agreement or otherwise.
By its

acquisition of

2023 floating

rate

notes, each

holder and

beneficial owner

of the

2023 floating

rate

notes and

each subsequent

holder and

beneficial owner
acknowledges, accepts, agrees to be bound by, and consents to, the Issuer’s determination of the Successor Rate, Alternative Rate, Adjustment Spread or Benchmark
Amendments, as

applicable, as

contemplated

by this

section “—

LIBOR Discontinuation”,

and to

any amendment

or alteration

of the

terms and

conditions of

the
2023 floating rate

notes, including

an amendment of

the amount

of interest

due on the

2023 floating rate

notes, as

may be

required in

order to

give effect

to this
section “ —
LIBOR Discontinuation”. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or

amendment which
may be necessary to effect the Successo

r

Rate, the Alternative Rate

the Adjustment Spread or the Benchmark Amendments,

as applicable.
By its acquisition of 2023 floating

rate notes, each

holder and beneficial owner of 2023 floating

rate notes and each

subsequent holder and beneficial

owner waives
any

and all

claims in

law and/or

equity against

the Trustee,

the Calculation

Agent

and any

paying

agent

for,

agrees not

to

initiate

a suit

against

the Trustee,

the
Calculation Agent and any paying agent in respect of,

and agrees that neither the Trustee,

the Calculation Agent or any paying agent will be liable for,

any action that
the Trustee,

the Calculation

Agent or

any paying

agent, as

the case

may be,

takes,

or abstains

from taking,

in each

case in

accordance

with this

section “
— LIBOR
Discontinuation” or any losses suffered

in connection therewith.

By its acquisition of 2023

floating rate notes,

each holder and beneficial owner of

2023 floating rate

notes and each subsequent

holder and beneficial owner agrees
that neither

the Trustee,

the Calculation Agent

or any

paying agent

will have

any obligation

to determine any

Successor Rate,

Alternative Rate,

Adjustment Spread
or Benchmark Amendments, as

applicable, including in the

event of any

failure by the Issuer

to determine any

Successor Rate, Alternative

Rate, Adjustment

Spread
or Benchmark Amendments, as applicable.
An Independent Adviser appointed pursuant

to this section “
—
LIBOR Discontinuation” will act in good

faith as an expert and (in the

absence of fraud) shall have

no
liability whatsoever to the Issuer,

the Trustee, the Calculation

Agent, any paying agent or the holders of 2023 floating

rate notes for any determination

made by it or
for any advice given to the Issuer in

connection with any determination made by

the Issuer pursuant to this section “
— LIBOR Discontinuation”.
Notwithstanding any

other provision of this

section “
—
LIBOR Discontinuation”,

the Issuer may decide

that no Successor Rate,

Alternative Rate,

Adjustment Spread
or Benchmark Amendments, as

applicable, will be

adopted if and to

the extent that, in

the determination of the

Issuer, such adoption or amendment could reasonably
be expected

to result

in the exclusion

of the 2023

floating rate

notes (in

whole or in

part) from the

Issuer’s and/or

the Regulatory

Group’s

minimum requirements
for (A) own funds and

eligible liabilities and/or (B)

loss absorbing capacity instruments, in

each case as such

minimum requirements are applicable to the

Issuer and/or
the Regulatory Group and as determined

in accordance with, and pursuant

to, the relevant Loss

Absorption Regulations.
“ Adjustment Spread
” means either a

spread (which may

be positive or

negative), or

the formula or

methodology for

calculating a spread,

in either case,

which the
Issuer, following

consultation with the Independent Adviser,

to the extent practicable, and acting in good faith, determines is required to be applied to the Successor
Rate or the Alternative Rate (as the case may be) to reduce

or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit
(as the case may

be) to holders

of 2023 floating rate

notes as a result

of the replacement of

LIBOR with the Successor

Rate or the Alternative

Rate (as the

case may
be) and is the spread, formula or methodology which:
(i)

in

the

case

of

a

Successor

Rate,

is

formally

recommended

in

relation

to

the

replacement

of

LIBOR

with

the

Successor

Rate

by

any

Relevant
Nominating Body;
(ii)

in the case of a Successor

Rate, if no such

recommendation has been

made, or in the case of

an Alternative Rate,

the Issuer determines, following
consultation with the Independent Adviser,

to the extent practicable, and acting in good faith,

is recognized or acknowledged as being the industry
standard

for

over-the-counter

derivative

transactions

which

reference

LIBOR,

where

such

rate

has

been

replaced

by

the

Successor

Rate

or

the
Alternative Rate (as the case may

be); or
(iii)

if the Issuer determines that

no such industry standard

is recognized or acknowledged,

the Issuer,

in its discretion, following

consultation with the
Independent Adviser,

to the extent practicable, and

acting in good faith, determines to be appropriate.
“
Alternative

Rate
”

means

an

alternative

benchmark

or

screen

rate

which

the

Issuer

determines

in

accordance

with

this

section

“
—
LIBOR

Discontinuation”

has
replaced LIBOR

in customary

market usage

in the

international

debt capital

markets for

the purposes

of determining

rates

of interest

(or the

relevant

component
part thereof) for the same interest period

and in U.S. dollars.

2019 ING Group Annual Report on Form 20-F

“ Benchmark Event ” means:
(i)

LIBOR ceasing to be published for a period of at least

five (5) Business Days or ceasing to exist;
(ii)

a public statement

by the administrator

of LIBOR that

it will, by

a specified date

within the following

six (6) months,

cease LIBOR permanently

or
indefinitely (in circumstances where

no successor administrator

has been appointed that will continue publication

of LIBOR);
(iii)

a public

statement

by

the supervisor

of the

administrator

of LIBOR

that

LIBOR has

been

or will,

by

a specified

date

within the

following

six (6)
months, be permanently or indefinitely discontinued;
(iv)

a public statement by the supervisor of the administrator

LIBOR that means LIBOR will be prohibited from being used

or that its use will be subject
to restrictions or adverse

consequences, in each case within the following six (6) months;

or
(v)

it has become unlawful for

any paying agent,

Calculation Agent, the Issuer

or other party to calculate

any payments

due to be made to any

holder
of 2023 floating rate notes using

LIBOR.
“ Independent Adviser
” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed
by the Issuer.
“ Relevant Nominating Body
” means, in respect of a benchmark or screen rate

(as applicable):
(i)

the central

bank for

the U.S.

dollar,

or any

central

bank or

other supervisory

authority which

is responsible

for supervising

the administrator

of
LIBOR; or
(ii)

any working group or committee sponsored

by, chaired

or co-chaired by or constituted at the request of (a) the central bank for the U.S. dollar,

(b)
any central bank

or other supervisory authority which is

responsible for supervising

the administrator of

LIBOR, (c) a group of

the aforementioned
central banks or other supervisory authorities or (d) the Financial Stability

Board or any part thereof.
“ Successor Rate
” means a successor to or replacement of LIBOR which is formally recommended by any Relevant

Nominating Body.
Terms Applicable

to the 2024 and 2029 Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power
With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank Recovery and Resolution

Directive
” or “ BRRD ”),
the Issuer has included the following two paragraphs

in the terms of the notes:

(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges, agrees to be bound

by, and consents

to
the exercise of,

any Dutch Bail-in Power by

the relevant resolution authority

that may result in the cancellation of all, or

a portion, of the principal
amount of, or interest

on, the notes and/or the conversion

of all, or a portion, of the principal amount of,

or interest on, the notes into

shares or
other securities or other obligations of the Issuer or another person,

including by means of a variation to the terms

of the notes or any
expropriation of the notes, in each case,

to give effect to the exercise

by the relevant resolution

authority of such Dutch Bail-in Power (whether

at
the point of non-viability or as taken

together with a resolution action). Each

holder and beneficial owner of a note or any interest

therein further
acknowledges and agrees that the rights of the

holders and beneficial owners of the notes

are subject to, and will be varied, if necessary,

so as to
give effect to, the exercise

of any Dutch Bail-in Power by

the relevant resolution authority.

In addition, by acquiring any notes, each holder and
beneficial owner of a note or any interest

therein further acknowledges, agrees to be bound

by, and consents

to the exercise by the relevant
resolution authority of,

any power to suspend any payment

in respect of the notes for a temporary

period.
(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power existing from time to time under any

laws,
regulations, rules or requirements

relating to the resolution of banks,

banking group companies, credit institutions

and/or investment firms
incorporated in The Netherlands

in effect and applicable in The Netherlands to

the Issuer or other members of the Group, including

but not
limited to any such laws, regulations,

rules or requirements that are implemented,

adopted or enacted within the context

of a European Union
directive or regulation of the European

Parliament and of the Council establishing

a framework for the recovery

and resolution of credit
institutions and investment firms

(including but not limited to the BRRD and Regulation

(EU) No 806/2014 of the European Parliament and

of the
Council (the “ SRM Regulation
”)) and/or within the context of a Dutch

resolution regime under the Dutch Intervention

Act and any amendments
thereto, or otherwise, pursuant

to which obligations of a bank, banking group

company,

credit institution or investment

firm or any of its affiliates
can be reduced, cancelled and/or converted

into shares or other securities or obligations

of the obligor or any other person (whether at

the point
of non-viability or as taken

together with a resolution action) or may be expropriated

(and a reference to the “
relevant resolution authority ” is to
any authority with the ability to exercise

a Dutch Bail-in Power).
The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision to exercise

such power.

No principal of, or
interest on, the notes shall become due

and payable after the exercise

of any Dutch Bail-in Power by

the relevant resolution authority

except as permitted under
the laws and regulations of The Netherlands

and the European Union applicable to the Issuer.
In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions implementing any Dutch Bail-In

Power to be held or
taken, as the case may

be, through clearing systems,

intermediaries or persons other than DTC.
See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise of any

Dutch Bail-in Power by the relevant

resolution
authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by the Trust

Indenture Act, shall be deemed to
waive any and all claims against

the trustee for,

and to agree not to initiate a suit against

the trustee in respect of,

and to agree that the trustee

shall not be liable
for,

any action that the trustee takes,

or abstains from taking, in either case in accordance

with the exercise of the Dutch

Bail-in Power by the relevant

resolution
authority with respect to the notes.
The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in Power with respect to the notes

by the relevant
resolution authority for purposes of notifying holders

of such occurrence, including the amount of any cancellation of all, or

a portion, of the principal amount of,

or
interest on, such capital

securities. The Issuer shall also deliver a copy of such notice to the trustee for information

purposes. Failure to provide

such notices will not
have any impact on the effectiveness

of, or otherwise invali

date, any such exercise

of the Dutch Bail-in Power.
By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power by the

relevant resolution authority with
respect to the notes shall not give rise to

a default for purposes of Section 315(b) (Notice

of Defaults) and Section 315(c) (Duties of the Trustee

in Case of Default)
of the Trust Indenture

Act.
By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees that,

upon the exercise of any Dutch

Bail-in
Power by the relevant resolution

authority, (a)

the trustee shall not be required to take

any further directions from holders of

the notes under Section 5.15 (
Control
by Holders
) of the Indenture and (b) the Indenture

shall impose no duties upon the trustee whatsoever with respect to the exercise of any

Dutch Bail-in Power by
the relevant resolution authority.

If holders or beneficial owners of the notes

have given a direction to the trustee

pursuant to Section 5.15 of the Indenture

prior
to the exercise of any Dutch

Bail-in Power by the relevant

resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion

of the exercise of the Dutch Bail

-in Power by
the relevant resolution authority,

the notes remain outstanding (for

example, if the exercise

of the Dutch Bail-in Power results

in only a partial

write-down of the
principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable

with respect to the notes following

such completion to the extent that
the Issuer and the trustee shall agree.
By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any Dutch

Bail-in Power as it may be imposed
without any prior notice by the relevant

resolution authority of its decision to exercise

such power with respect to the relevant

notes and (b) authorized, directed
and requested DTC and any

direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary action, if
required, to implement the exercise

of any Dutch Bail-in Power

with respect to the relevant

notes as it may be imposed, without any

further action or direction on
the part of such holder or the trustee.
Under the terms of the 2024 and 2029 notes, the exercise

of the Dutch Bail-in Power by the relevant

resolution authority with respect to the relevant

notes will not
be an Event of Default (as

defined in the Indenture).
Terms Applicable

to the 2023 Notes, the 2028 Notes and the 2023 Floating

Rate Notes

2019 ING Group Annual Report on Form 20-F

Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power

With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank Recovery and Resolution

Directive
” or “ BRRD ”),
the Issuer has included the following two paragraphs

in the terms of the notes:

(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges, agrees to be bound

by, and consents

to
the exercise of,

any Dutch Bail-in Power by

the relevant resolution authority

that may result in the cancellation of all, or

a portion, of the principal
amount of, or interest

on, the notes and/or the conversion

of all, or a portion, of the principal amount of,

or interest on, the notes

into shares or
other securities or other obligations of the Issuer or another person,

including by means of a variation to the terms

of the notes or any
expropriation of the notes, in each case,

to give effect to the exercise

by the relevant resolution

authority of such Dutch Bail-in Power (whether

at
the point of non-viability or as taken

together with a resolution action). Each

holder and beneficial owner of a note or any interest

therein further
acknowledges and agrees that the rights of the

holders and beneficial owners of the notes

are subject to, and will be varied, if necessary,

so as to
give effect to, the exercise

of any Dutch Bail-in Power by

the relevant resolution authority.

In addition, by acquiring any notes, each holder and
beneficial owner of a note or any interest

therein further acknowledges, agrees to be bound

by, and consents

to the exercise by the relevant
resolution authority of,

any power to suspend any payment

in respect of the notes for a temporary

period.

(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power existing from time to time under any

laws,
regulations, rules or requirements

relating to the resolution of banks,

banking group companies, credit institutions

and/or investment firms
incorporated in The Netherlands

in effect and applicable in The Netherlands

to the Issuer or other members of the Group,

including but not limited
to any such laws, regulations,

rules or requirements that are implemented,

adopted or enacted within the context

of a European Union directive or
regulation of the European Parliament

and of the Council establishing a framework

for the recovery and resolution

of credit institutions and
investment firms (including but not

limited to the BRRD and Regulation (EU) No 806/2014 of the European

Parliament and of the Council (the
“ SRM Regulation
”)) and/or within the context

of a Dutch resolution regime under the Dutch

Intervention Act and any amendments

thereto, or
otherwise, pursuant to which obligations

of a bank, banking group company,

credit institution or investment

firm or any of its affiliates can be
reduced, cancelled and/or converted

into shares or other securities or obligations

of the obligor or any other person or may

be expropriated (and a
reference to the “ relevant resolution authority
” is to any authority with the ability to exercise

a Dutch Bail-in Power).

The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision to exercise

such power.

No principal of, or
interest on, the notes shall become due

and payable after the exercise

of any Dutch Bail-in Power by

the relevant resolution authority

except as permitted under
the laws and regulations of The Netherlands

and the European Union applicable to the Issuer.

In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions implementing any Dutch Bail-In

Power to be held or
taken, as the case may

be, through clearing systems,

intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the

notes, you have agreed

to be bound by the exercise of any

Dutch Bail-in Power by the relevant

resolution
authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by the Trust

Indenture Act, shall be deemed to
waive any and all claims against

the trustee for,

and to agree not to initiate a suit against

the trustee in respect of,

and to agree that the trustee

shall not be liable
for,

any action that the trustee takes,

or abstains from taking, in either case in accordance

with the exercise of the Dutch

Bail-in Power by the relevant

resolution
authority with respect to the notes.

The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in Power with respect to the notes

by the relevant
resolution authority for purposes of notifying holders

of such occurrence, including the amount of any cancellation of all, or a portion, of the principal amount of,

or
interest on, such capital

securities. The Issuer shall also deliver a copy of such notice to the trustee for information

purposes. Failure to provide

such notices will not
have any impact on the effect

iveness of, or otherwise invalidate,

any such exercise of the

Dutch Bail-in Power.

By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power by the

relevant resolution authority with
respect to the notes shall not give rise to

a default for purposes of Section 315(b) (Notice

of Defaults) and Section 315(c) (Duties of the Trustee

in Case of Default)
of the Trust Indenture

Act.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees that, upon

the exercise of any Dutch

Bail-in
Power by the relevant resolution

authority, (a)

the trustee shall not be required to take

any further directions from holders of the

notes under Section 5.15 (
Control
by Holders
) of the Indenture and (b) the Indenture

shall impose no duties upon the trustee whatsoever with respect to the exercise of any

Dutch Bail-in Power by
the relevant resolution authority.

If holders or beneficial owners of the notes

have given a direction to the trustee

pursuant to Section 5.15 of the Indenture

prior
to the exercise of any Dutch

Bail-in Power by the relevant

resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completion

of the exercise of the Dutch

Bail-in Power by
the relevant resolution authority,

the notes remain outstanding (for

example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the
principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable

with respect to the notes following

such completion to the extent that
the Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consented

to the exercise of any Dutch

Bail-in Power as it may be imposed
without any prior notice by the relevant

resolution authority of its decision to exercise

such power with respect to the relevant

notes and (b) authorized, directed
and requested DTC and any

direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary action, if
required, to implement the exercise

of any Dutch Bail-in Power

with respect to the relevant

notes as it may be imposed, without any

further action or direction on
the part of such holder or the trustee.

Under the terms of each of the 2023 notes, the 2028 notes

and the 2023 floating rate notes,

the exercise of the Dutch Bail-in Power

by the relevant resolution
authority with respect to the relevant

notes will not be an Event of Default

(as defined in the Indenture).

Terms applicable

to the 2022 Notes, the 2027 Notes and the 2022 Floating

Rate Notes
Agreement and Acknowledgement with Respect

to the Exercise of Dutch Bail-in Power

With a view to Article 55 of the Directive 2014/59/EU of the

European Parliament and of the Council (the “
Bank Recovery and Resolution

Directive
” or “ BRRD ”),
the Issuer has included the following two paragraphs

in the terms of the notes:

(a)

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges, agrees to be bound

by, and consents

to
the exercise of,

any Dutch Bail-in Power by

the relevant resolution authority

that may result in the cancellation of all, or

a portion, of the principal
amount of, or interest

on, the notes and/or the conversion

of all, or a portion, of the principal amount of,

or interest on, the notes

into shares or
other securities or other obligations of the Issuer or another person,

including by means of a variation to the terms

of the notes or any
expropriation of the notes, in each case,

to give effect to the exercise

by the relevant resolution

authority of such Dutch Bail-in Power.

Each
holder and beneficial owner of a note or any interest

therein further acknowledges and agrees that the rights

of the holders and beneficial
owners of the notes are subject to,

and will be varied, if necessary,

so as to give effect to, the

exercise of any Dutch

Bail-in Power by the relevant
resolution authority.

In addition, by acquiring any notes, each holder and beneficial owner of a note or any interest

therein further acknowledges,
agrees to be bound by,

and consents to the exercise by

the relevant resolution authority

of, any power to

suspend any payment in respect of the
notes for a temporary period..
(b)

For these purposes, a “
Dutch Bail-in Power
” is any statutory write-down

and/or conversion

power existing from time to time under any

laws,
regulations, rules or requirements

relating to the resolution of banks,

banking group companies, credit institutions

and/or investment firms
incorporated in The Netherlands

in effect and applicable in The Netherlands

to the Issuer or other members of the Group,

including but not
limited to any such laws, regulations,

rules or requirements that are implemented,

adopted or enacted within the context

of a European Union
directive or regulation of the European

Parliament and of the Council establishing

a framework for the recovery

and resolution of credit
institutions and investment firms

(including but not limited to the BRRD and Regulation

(EU) No 806/2014 of the European Parliament and

of the
Council (the “ SRM Regulation
”)) and/or within the context of a Dutch

resolution regime under the Dutch Intervention

Act and any amendments
thereto, or otherwise, pursuant

to which obligations of a bank, banking group

company,

credit institution or investment

firm or any of its affiliates
can be reduced, cancelled and/or converted

into shares or other securities or obligations

of the obligor or any other person

or may be
expropriated (and a reference

to the “
relevant resolution authority
” is to any authority with the ability to exercis

e

a Dutch Bail-in Power).

The Dutch Bail-in Power may be imposed

without any prior notice by the relevant

resolution authority of its decision to exercise

such power.

No principal of, or
interest on, the notes shall become due

and payable after the exerci

se of any Dutch Bail-in Power by

the relevant resolution authority

except as permitted under
the laws and regulations of The Netherlands

and the European Union applicable to the Issuer.

In addition, the exercise of any

Dutch Bail-In Power may require

interests in the notes and/or

other actions implementing any Dutch Bail-In

Power to be held or
taken, as the case may

be, through clearing systems,

intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the

notes, you have agre

ed to be bound by the exercise of any

Dutch Bail-in Power by the relevant

resolution
authority” in the applicable prospectus supplement.

2019 ING Group Annual Report on Form 20-F

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein, to the extent permitted

by the Trust

Indenture Act, shall be deemed to
waive any and all claims against

the trustee for,

and to agree not to initiate a suit against

the trustee in respect of,

and to agree that the trustee

shall not be liable
for,

any action that the trustee takes,

or abstains from taking, in either case in accordance

with the exercise of the Dutch

Bail-in Power by the relevant

resolution
authority with respect to the notes.

The Issuer shall provide a written notice directly

to DTC as soon as practicable

of any exercise of the Dutch

Bail-in Power with respect to the notes

by the relevant
resolution authority for purposes of notifying holders

of such occurrence. The Issuer shall also deliver a copy of such notice to the trustee for information

purposes.

By acquiring any notes, each holder of the notes

acknowledges and agrees that the exercise

of the Dutch Bail-in Power by the

relevant resolution authority with
respect to the notes shall not give rise to

a default for purposes of Section 315(b) (Notice

of Defaults) and Section 315(c) (Duties of the Trustee

in Case of Default)
of the Trust Indenture

Act.

By acquiring any notes, each holder and beneficial

owner of a note or any interest

therein acknowledges and agrees that, upon

the exercise of any Dutch

Bail-in
Power by the relevant

resolution authority,

(a) the trustee shall not be required to take

any further directions from holders of the

notes under Section 5.15 (
Control
by Holders
) of the Indenture and (b) the Indenture

shall impose no duties upon the trustee whatsoever

with respect to the exercise

of any Dutch Bail-in Power by
the relevant resolution authority.

If holders or beneficial owners of the notes

have given a direction to the trustee

pursuant to Section 5.15 of the Indenture

prior
to the exercise of any Dutch

Bail-in Power by the relevant

resolution authority,

such direction shall cease to be of further effect

upon such exercise of any

Dutch
Bail-in Power and shall become null and void

at such time. Notwithstanding the foregoing,

if, following the completio

n

of the exercise of the Dutch Bail

-in Power by
the relevant resolution authority,

the notes remain outstanding (for

example, if the exercise

of the Dutch Bail-in Power results

in only a partial write-down of the
principal of the notes), then the trustee’s

duties under the Indenture shall remain applicable

with respect to the notes following

such completion to the extent that
the Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes

shall be deemed to have (a) consente

d

to the exercise of any Dutch

Bail-in Power as it may be imposed
without any prior notice by the relevant

resolution authority of its decision to exercise

such power with respect to the relevant

notes and (b) authorized, directed
and requested DTC and any

direct participant in DTC or other intermediary

through which it holds the relevant

notes to take any

and all necessary action, if
required, to implement the exercise

of any Dutch Bail-in Power

with respect to the relevant

notes as it may be imposed, without any

further action or direction on
the part of such holder or the trustee.

Under the terms of each of the 2022 notes, the 2027 notes

and the 2022 floating rate notes, the

exercise of the Dutch Bail-in Power

by the relevant resolution
authority with respect to the relevant

notes will not be an Event of Default

(as defined in the Indenture).

Terms Applicable

to All Senior Notes

The fixed rate notes and

floating rate notes (together,

the “
senior notes
”) were issued pursuant to the Senior Debt Securities

Indenture, dated as of March 29, 2017
(the “ Indenture
”), between ING and

The Bank of New

York

Mellon, London Branch,

as trustee. References

to “indenture” or

“senior debt indenture”

in this section
shall

mean the Indenture

as defined above

and references

to “trustee”

shall mean the

Bank of New

York

Mellon, London

Branch, One

Canada Square, London

E14
5AL, United Kingdom. References

to “notes” or “debt

securities” in this section shall mean the senior notes, as defined above.

The currency in which the payment of the principal of or any premium or interest of the senior notes

shall be payable is US dollars.
Condition to Redemption or Repurchase
Notwithstanding any other provision,

and unless otherwise indicated in your prospectus

supplement, we may redeem or purchase

our debt securities (and give
notice thereof to the holders of such debt

securities in the case of redemption) only if we have

obtained the prior permission

of the relevant resolution authority
and/or competent authority,

as appropriate, at the time of redemption

or purchase, if such permission is at the relevant

time and in the relevant circumstances
required, and subject to applicable law or regulation

(including without limitation under Directive

2013/36/EU (CRD IV), Regulation (EU) No 575/2013

(CRR
including articles 77 and 78 thereof), Commission Delegated

Regulation (EU) No 241/2014 and Regulation

(EU) No 806/2014 (SRMR), as may be amended or
replaced from time to time, and any

delegated or implementing acts,

laws, regulations, regulatory technical

standards, rules or guidelines once in effect

in The
Netherlands and as then in effect).
Unless the relevant prospectus

supplement provides otherwise, we or our affiliates

may,

whether in the context of market

making or otherwise, purchase debt
securities, either in the open market at prevailing

prices or in private transactions

at negotiated prices, in each case subject to prior

permission of the relevant
resolution authority and/or competent

authority,

as appropriate, at the time of redemption

or purchase, if such permission is then required by

applicable law or
regulation including without limitation under

Directive 2013/36/EU (CRD IV), Regulation (EU)

No 575/2013 (CRR including articles 77 and 78 thereof), Commission
Delegated Regulation (EU) No

241/2014 and Regulation (EU) No 806/2014 (SRMR), as may

be amended or replaced from time to time, and any

delegated or
implementing acts, laws, regulations,

regulatory technical standards,

rules or guidelines once in effect in The Netherlands

and as then in effect). Debt securities that
we or they purchase may,

at our discretion, be held, resold or canceled.
As at the date of this Prospectus, the relevant

resolution authority is the Single Resolution Board

and the competent authority is the European

Central Bank.
Our Relationship with the Trustee
The Bank of New York Mellon, London Branch, One Canada Square, London E14 5AL, United Kingdom,

is initially serving as the trustee for all series of debt securities to be issued under

each indenture. The Bank

of New York

Mellon has provided

commercial banking and

other services for us and

our related companies

in the past
and may continue to do so in the future. Among other things,

The Bank of New York Mellon serves

as, or may serve as, trustee or agent with regard

to certain of our
other outstanding debt obligations.
Consequently,

if an actual or potential event of default occurs

with respect to any of these securities, trust agreements

or subordinated guarantees,

the trustee may
be considered to have a conflicting interest

for purposes of the Trust Indenture

Act of 1939, as amended, or the Trust Indenture

Act. In that case, the trustee may be
required to resign under one or more of the indentures,

trust agreements or subordinated

guarantees and we would be required to

appoint a successor trustee. For
this purpose, a “potential event of default” means an event that would be an event of default if the requirements for giving us default notice or for the default having to exist for a specific period of time were

disregarded.

Ranking

The notes shall constitute the Issuer’s

unsecured and unsubordinated obligations,

ranking
pari passu

without any preference

among themselves and equally with all
of the Issuer’s other unsecured

and unsubordinated obligations

from time to time outstanding, save

as otherwise provided by law.
Paying Agent
The Bank of New

York Mellon,

London Branch, One

Canada Square, London

E14 5AL, United Kingdom

is designated as

the principal paying agent.

The Issuer may at
any time designate additional paying

agents or rescind the designation of paying

agents or approve a change in the office thr

ough which any paying agent acts.

Notice of Redemption
The Issuer shall give notice

of any redemption

of the notes not less

than 30 days or more

than 60 days prior

to the redemption date

to the holders of the

notes and
to the trustee at least 30 business days prior to such date, unless a shorter notice period shall be satisfactory to the trustee. The redemption notice shall state: (1) the redemption date, (2) the

redemption price, (3) that,

on the redemption date, each

note will be redeemed and

that, subject to certain exceptions,

interest will cease
to accrue after that date, (4) the place or

places where the notes are to be

surrendered for payment of the redemption price and (5) the CUSIP, Common Code and/or
ISIN number or numbers, if any,

with respect to the notes being redeemed.
The Issuer shall deliver to

the trustee an opinion from

a recognized law

or tax firm of international

standing, chosen by the Issuer,

prior to delivering any

notice of a
redemption upon the occurrence of certain tax

events, confirming that the Issuer

is entitled to exercise its right

of redemption as a result of such tax

events.
A notice

of

redemption

shall

be irrevocable,

except

that

the

exercise

of

the

Dutch

Bail-In

Power

by

the

relevant

resolution

authority

prior

to

the

date

fixed

for
redemption shall automatically revoke

such notice and no notes shall be redeemed and no payment

in respect of the notes shall be due and payable.
If the

Issuer has

elected to

redeem the

notes but

prior to

the payment

of the

redemption price

with respect

to such

redemption the

relevant

resolution authority
exercises its

Dutch Bail-in Power with

respect to the Issuer,

the relevant redemption

notice shall be automatically

rescinded and shall be of

no force and effect,

and
no payment of the redemption price will be due and

payable.

2019 ING Group Annual Report on Form 20-F

Redemption and Repayment
Unless otherwise

indicated in

your prospectus

supplement, your

debt security

will not

be entitled

to the

benefit of

any sinki

ng fund

— that

is, we

will not

deposit
money on a regular basis

into any separate

custodial account

to repay your

debt securities. In addition,

we will not be entitled

to redeem your

debt security before
its stated maturity,

if any, unless your

prospectus supplement specifies a redemption date.

You will not be entitled

to require us to buy your

debt security from you,
before its stated

maturity, if any,

unless your prospectus supplement specifies one or more

repayment dates.

Optional Tax and Regulatory

Redemption
Unless otherwise indicated

in your prospectus

supplement, we may

redeem each series

of debt securities

in whole, but

not in part,

at our option

at any time

upon
not more than 60 nor less than 30 days’

notice to the holders of such debt securities, at

a redemption price equal to the principal amount

of such debt securities (or
if the debt

securities are

original issue

discount securities,

such amount

as determined pursuant

to the formula

set forth

in the applicable

prospectus supplement)
plus any additional amounts due as a result

of any withheld tax, if:

●

we would

be required

to pay

additional amounts,

as explained in

the base prospectus

under “— Payment

of Additional

Amounts with

Respect to

the
Debt Securities,” as a result of any

change in or amendment to the tax laws (or any regulations

or rulings promulgated thereunder) of The Netherlands,
or of a jurisdiction in which a successor of ING is organized,

which becomes effective on or

after the date of issuance of that series;

●

a person located

outside The Netherlands, or

a jurisdiction in which a successor

of ING is organized,

to which we have

conveyed, transferred

or leased
property,

would

be required

to

pay

additional

amounts.

We

are

not required,

however,

to

use reasonable

measures

to

avoid

the obligation

to

pay
additional amounts in the event of such merger,

conveyance, transfer

or lease;
●

in the

case of

senior debt

securities only,

as a

result of

any amendment

to,

or change

in, any

Loss Absorption

Regulation

(as defined

below), or

any
change in the application

or official interpretation

of any Loss Absorption

Regulation, in any such

case becoming effective

on or after the original

issue
date of the series of

debt securities affected

(in each case other than

an Excluded Change, as

defined below), the debt

securities are or (in our

opinion
or that

of the

competent

authority

and/or

resolution

authority,

as appropriate)

are

likely

to

be fully

or

(if so

specified

in the

applicable

prospectus
supplement)

partially

excluded

from

our

and/or

the

Regulatory

Group’s

(as

defined

below)

minimum

requirements

for

(A)

own

funds

and

eligible
liabilities and/or (B) loss absorbing capacity instruments,

in each case as such minimum requirements are applicable to us and/or the Regulatory Group
and

determined

in

accordance

with,

and

pursuant

to,

the relevant

Loss

Absorption

Regulations;

unless

the

exclusion

of the

relevant

series

of debt
securities from

the relevant

minimum requirement(s)

is due to

the remaining maturity

of the debt

securities being less

than any

period prescribed

by
any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to us and/or the
Regulatory Group on the original issue

date of the series of debt securities affected;

or
If we redeem your debt security,

we will do so at the specified redemption price, together

with interest accrued to the redemption

date.
Our ability

to redeem

certain series

of debt

securities in

these circumstances

will be

subject to

obtaining the

prior permission

of the

relevant

resolution authority
and/or competent

authority,

as described

“Condition to

Redemption

or Repurchase”

below.

Unless otherwise

specified

in the

applicable prospectus

supplement,
such permission may be granted in the context of a redemption of debt securities for tax reasons only if there is a change in the applicable tax treatment of such debt
securities which we demonstrate to the

satisfaction of the relevant resolution authority and/or competent authority, as applicable, is material and was not reasonably
foreseeable at the time of the issuance

of the debt securities.
“ Excluded Change
” means

any amendment

to, or

change in,

the Loss

Absorption Regulations

to implement

the proposals

in the form

originally announced

by the
European Commission on

November 23, 2016 in order

to further strengthen

the resilience of EU banks

(the “Proposals”) or,

if the Proposals have

been amended as
at the original issue date of the relevant

series of debt securities, in the form as so amended as

at such date.
“ Loss Absorption Regulations
” means, at any

time, the laws, regulations,

requirements, guidelines, rules,

standards and policies

relating to minimum requirements
for own

funds and

eligible liabilities

and/or

loss absorbing

capacity instruments

of the

Netherlands,

the European

Central

Bank, the

Dutch

Central

Bank or

other
competent authority,

the resolution authority, the Financial Stability Board and/or of the European Parliament

or of the Council of the European Union then in effect
in the Netherlands and applicable to us and/or

the Regulatory Group including, without limitation

to the generality of the foregoing,

any delegated or implementing
acts

(such

as

regulatory

technical

standards)

adopted

by

the

European

Commission

and

any

regulations,

requirements,

guidelines,

rules,

standards

and

policies
relating to minimum

requirements for

own funds and

eligible liabilities and/or

loss absorbing capacity

instruments adopted

by the competent

authority and/or

the
resolution authority from time to time (whether or not

such regulations, requirements,

guidelines, rules, standards or policies are applied

generally or specifically to
us or to the Regulatory Group).

“
Regulatory

Group
” means

ING, its

subsidiary undertakings,

participations, participating

interests

and any

subsidiary undertakings,

participations or

participating
interests held (directly or indirectly)

by any of its subsidiary undertakings

from time to time and any other undertakings

from time to time consolidated

with ING for
regulatory purposes, in each case in accorda

nce with the rules and guidance of the competent authority

then in effect.
Mergers and Similar Transactions
We are generally permitted

to merge or consolidate with or into

another company.

We are also permitted to sell substantially

all our assets to another company.
With regard to any

series of debt securities, however,

we may not take

any of these actions unless all the following conditions

are met:

●

If we are not the successor entity,

the successor entity must expressly agree to

be legally responsible for the debt

securities of that series and the
indenture with respect to that series

and must be organized as

a corporation, partnership, trust,

limited liability company or similar entity.

The successor
entity may be organized

under the laws of any jurisdiction.
●

The merger,

sale of assets or other transaction must

not cause an event of default on the debt securities

or any event which, after notice or lapse

of time
or both, would become an event of default
If the conditions described above are satisfied

with respect to the debt securities of any

series, we will not need to obtain the approval

of the holders of those debt
securities in order to merge or consolidate

or to sell our assets. Also, these conditions

will apply only if we wish to merge or consolidate

with another entity or sell
our assets substantially as an entirety

to another entity.

We will not need to satisfy these conditions

if we enter into other types of transactions,

including any
transaction in which we acquire the stock

or assets of another entity,

any transaction that involves

a change of control of ING but in which we do not

merge or
consolidate,

and any transaction in which we sell less than

substantially all our assets.

Subject to applicable law and regulation (including

our obtaining the prior permission of the Single Resolution

Board (as resolution authority) and/or

the European
Central Bank (as competent authority),

or any successor relevant resolution

authority and/or competent authority,

as appropriate, if such permission is required),
any of our wholly owned subsidiaries may assume

our obligations under the debt securities of any

series without the consent of any holder.

We, however,

must
irrevocably guarantee

(on a subordinated basis in substantially

the manner described under “—

Debt Securities May Be Senior or Subordinated

— Subordination
Provisions” above, in the case of subordinated

debt securities) the obligations of the subsidiary under

the debt securities of that series. If we do, all of our direct obligations under the debt securities of the series and

the applicable indenture shall immediately

be discharged. Unless the relevant

prospectus supplement
provides otherwise, any additional amounts

under the debt securities of the series will, to the extent provided as described in the base prospectus under “—
Payment of Additional Amounts

with Respect to the Debt Securities”,

be payable in respect of any

taxes imposed by the jurisdiction

in which the successor entity is
organized, rather

than taxes imposed by The Netherlands,

subject to exceptions equivalent

to those that apply to any obligation

to pay additional amounts in
respect of taxes imposed by The Netherlands.

However,

if we make payment under

this guarantee, we shall also be required

to pay additional amounts related

to
taxes (subject to the exceptions

set forth in “— Payment

of Additional Amounts with Respect to the Debt Securities”

in the base prospectus) imposed by The
Netherlands due to this guarantee payment.

A subsidiary that assumes our obligations

will also be entitled to redeem the debt securities of the relevant series in
the circumstances described under “—

Redemption and Repayment” above

with respect to any change or amendment

to, or change in the official application

of
the laws or regulations of the assuming corporation’s

jurisdiction of incorporation as long as the change

or amendment occurs after the date

of the subsidiary’s
assumption of our obligations.

Tax authorities,

including the U.S. Internal Revenue

Service, might deem an assumption of our obligations

as described above to be an exchange

of the existing
debt securities for new debt securities, resulting

in a recognition of taxable

gain or loss and possibly other adverse

tax consequences. Investors

should consult their
tax advisors regarding

the tax consequences of such an assumption. If we

merge, consolidate or sell our assets

substantially in their entirety,

neither we nor any
successor would have any obligation

to compensate you for any

resulting adverse tax consequences

relating to your debt securities.

Events of Default and Remedies

Events of Default and Acceleration

of Principal
Unless otherwise specified

in your prospectus supplement, an “event

of default”

with respect to any series of debt securities will result

only if:
●

we are declared bankrupt by a court

of competent jurisdiction in The Netherlands (or such other

jurisdiction in which we may be organi

zed); or
●

an order is made or

an effective resolution is passed for our winding-up or

liquidation, unless this is done

in connection with a merger, consolidation
or other form

of combination

with another company

and (a) we

are permitted

to enter

into such

merger,

consolidation or

combination pursuant

2019 ING Group Annual Report on Form 20-F

the provisions

described under “— Mergers

and Similar Transactions”

above or (b) the

requisite majority

of holders of

the relevant

series of debt
securities,

as

described

under

“Modifications

of

the

Indentures—Changes

Requiring

Majority

Approval”,

has

waived

the

requirement

that

we
comply with the covenant contained

in “— Mergers and Similar Transactions”

above.

Upon

the

occurrence

of

an

event

of

default,

and

only

in

such

instance,

the

entire

principal

amount

of

each

series

of

our

debt

securities

will

be

automatically
accelerated,

without any

action by

the trustee

or any

holder,

and will become

immediately due

and payable

together with

accrued but

unpaid interest,

subject to
obtaining the approvals described under “—Condition to Redemption or Repurchase” above. The payment of principal of our debt securities will be accelerated only
in the

event

of an

event

of default

(but not

the bankruptcy,

insolvency

or reorganization

of any

of our

subsidiaries). There

will be

no right

of acceleration

of the
payment of principal of our debt securities if we fail

to pay any principal, interest

or any other amount (including upon redemption) on

such debt securities or in the
performance of

any of

our covenants

or agreements

contained

in such

debt securities.

No such

payment default

or performance

default will

result in

an event

of
default under our debt securities

or permit any holders to

take action to enforce the debt

securities, except as described under “—Limited

Remedies for Non-Payment
and Breach of Obligations; Trust Indenture Act Remedies”

below. Moreover,

the exercise of any Dutch Bail-in Power by the relevant resolution authority, as described under “— Agreement and Acknowledgment with Respect

to the Exercise of Dutch Bail

-in Power”

above, will not be an event of default.

Limited Remedies for Non-Payment

and Breach of Obligations; Trust Indenture

Act Remedies

The sole

remedies of

the holders

of our debt

securities and

the trustee

for our

breach of

any obligation

under the

debt securities

or the senior

debt indenture,

as
applicable, shall

be (1) to

demand payment

of any

principal or interest

that we

fail to

pay when

it has become

due and

payable and,

in the case

of interest,

where
such failure

continues for

at least

30 days

(provided that

the trustee

has provided

us with notice

of such failure

to pay

interest at

least 15 days

prior to the

end of
such 30-day period), (2) to seek enforcement

of any of our other obligations under any

debt security, the senior debt

indenture (other than any payment obligation)
or damages for our failure to satisfy any such obligation,

(3) to exercise the remedies described under “—Events

of Default” above and (4) to claim in any proceeding
relating to our liquidation (upon

dissolution (
ontbinding
) or otherwise),

moratorium of payments (
surseance van betaling ) or bankruptcy ( faillissement ). The foregoing shall not prevent holders of our debt

securities or the trustee from instituting proceedings

for our bankruptcy.
Notwithstanding the foregoing,

(1) the trustee shall have such

powers as are required

to be authorized to it under

the Trust

Indenture Act in respect of the

rights of
the holders of our debt securities under the provisions of the senior debt indenture and (2) nothing shall impair the right of a holder of our debt securities under the
Trust Indenture

Act, absent such holder’s consent, to

sue for any payment due but unpaid

with respect to its debt securities.

No Other Remedies

Other than

the limited

remedies specified

herein under

“Limited Remedies

for Non-Payment

and Breach

of Obligations;

Trust

Indenture Act

Remedies” above,

no
remedy against us will be available to the trustee (acting

on behalf of the holders of our debt securities) or holders of our debt securities whether for the recovery of
amounts owing in respect of such debt securities or under the senior debt indenture or in respect of any breach by us of any of our obligations under or in respect of
the terms of our debt securities or the senior debt indenture in relation thereto;

provided, however,

that such limitation shall not apply to our obligations to

pay the
fees and expenses of,

and to indemnify, the trustee

(including fees and expenses of trustee’s

counsel).

Trustee’s

Duties
In case of a default under any series

of our debt securities, the trustee shall exercise

such of the rights and powers

vested in it by the senior debt indenture,

and use
the same degree

of care and

skill in their

exercise, as

a prudent person

would exercise

or use under

the circumstances

in the conduct

of his or her

own affairs.

For
these purposes, a

“default” shall

occur upon (i) the

occurrence of

an event of

default, (ii) failure

by us to

pay any

principal or interest

when it has become

due and
payable

and, in the

case of

interest, where

such failure

continues for

at least

30 days

(provided that

the trustee

has provided

us with

notice of

such failure

to pay
interest

at least

15 days

prior to

the end

of such

30-day

period) or

(iii) breach

by us

of any

term, obligation

or commitment

(other than

any payment

obligation)
binding on us

under the relevant

series of debt

securities or the

senior debt

indenture. Holders

of a majority

of the aggregate

principal amount

of the outstanding
debt securities of a series may waive any past default specified in clause (iii) in the preceding sentence but may not waive any past default specified in clauses (i) and
(ii) in

the

preceding

sentence.

For

the

avoidance

of doubt,

the

exercise

of any

Dutch

Bail-in

Power

by

the

relevant

resolution

authority,

as described

under

“—
Agreement and Acknowledgment with Respect

to the Exercise of Dutch Bail-in

Power” above, will not be a default for these

purposes.
If a

default occurs

and is

continuing with

respect to

any series

of our

debt securities,

the trustee

will have

no obligation

to take

any action

at the

direction of

any
holders of such

series of the debt

securities, unless they

have offered

the trustee security

or indemnity satisfactory

to the trustee

in its sole discretion.

The holders
of a majority in aggregate princi

pal amount of the outstanding debt

securities of a series shall have the right

to direct the time, method and place of conducting

any
proceeding in

the name of

and on the

behalf of the

trustee for

any remedy

available to

the trustee

or exercising

any trust

or power conferred

on the

trustee with
respect to such

series of the

debt securities. However,

this direction

(a) must not

be in conflict

with any rule

of law or

the senior debt

indenture, as

applicable and
(b) must not be unjustly prejudicial to

the holder(s) of such series of the debt securities

not taking part in the direction, in the case

of either (a) or (b) as determined
by the trustee in its sole discretion. The trustee

may also take any

other action, not inconsistent with the direction,

that it deems proper.
The trustee

is required

to,

within 90

days

of a

default

with respect

to the

debt securities

of any

series, give

to each

affected

holder of

the debt

securities of

the
affected series notice of any default

known to a responsible officer of the trustee, unless the default has been cured or waived. However,

the trustee will be entitled
to withhold notice if a trust committee of responsible

officers of the trustee determine in

good faith that withholding of notice is in

the interest of the holders.
The trustee makes no representations,

and shall not be liable with respect to, any information

set forth in this prospectus.
Limitation on Suits
Before you bypass

the trustee and bring your

own lawsuit or other formal

legal action or take

other steps to enforce

your rights or protect

your interests

relating to
the debt securities, all of the following must occur:
●

the holder must give the trustee a written

notice that a default has occurred and remains

uncured;
●

the holders

of 25%

in outstanding

principal amount

of the

debt securities

must make

a written

request

that the

trustee

take

action because

of the
default;
●

such holder must offer indemnity satisfactory

to the trustee in its sole discretion against

the cost and other liabilities of taking that

action;
●

the trustee must not have

taken action for 60 days

after receipt of the above notice and offer

of security or indemnity; and
●

the trustee must not have

received an inconsistent direction

from the majority in principal amount of the debt securities dur ing that period.
Notwithstanding any contrary provisions, nothing shall impair the right of a holder of the debt securities under the Trust Indenture Act, absent such holder’s consent, to sue for any payments

due but unpaid with respect to the debt securities.
Modifications of the Indentures
There are four types of changes we can

make to a particular indenture

and the debt securities issued thereunder.

Changes Requiring Each Holder’s Approval
First, there are changes that

we or the

trustee cannot make without the

approval of each holder

of a debt

security affected by the change

under a particular

indenture.
We cannot:
●

change the stated maturity,

if any,

for any principal or interest

payment on a debt security;
●

reduce the principal amount, the amount payable on acceleration of the maturity after an event of default, the interest

rate or the redemption price or
any premium for a debt security;
●

change our obligation to pay

additional amounts in respect of a debt security;
●

permit redemption of a debt security if not previously

permitted;
●

modify the provisions of the indenture with respect

to the subordination of the debt securities in

a manner adverse to holders;
●

impair any right a holder may have

to require repayment or

conversion of its debt security;
●

change the currency of any payment

on a debt security other than as permitted by the debt

security;
●

change the place of payment on a debt security,

if it is in non-global form;

2019 ING Group Annual Report on Form 20-F

●

impair a holder’s right to sue for payment

of any amount due on its debt security;
●

reduce the percentage in principal amount of the debt securities and any other affected series of debt securities, taken together,

the approval of whose
holders is needed to change the indenture

or the debt securities;
●

reduce the percentage

in principal amount

of the debt securities

and any other

affected series

of debt securities,

taken separately

or together,

as the
case may be, the consent of whose holders

is needed to waive our compliance with the applicable

indenture or to waive defaults;

and
●

change the provisions of the applicable

indenture dealing with modification and waiver in any other

respect, except to increase any required percentage
referred to above

or to add to the provisions that

cannot be changed or waived without approval

of the holder of each affected debt security.

Changes Not Requiring Approval
The second type

of change does

not require

any approval

by holders

of the debt

securities. These changes

are limited

to clarifications

and changes that

would not
adversely affect the debt securities in any material respect. Nor do we need any approval to make any change that affects

only debt securities to be issued under the
applicable indenture after the changes

take effect.
We may

also make changes

or obtain waivers

that do not adversely

affect a particular

debt security,

even if they

affect other

debt securities. In

those cases, we

do
not need to

obtain the approval

of the holder of

that debt security;

we need only obtain

any required

approvals from

the holders of

the affected

debt securities or
other debt securities.

Changes Requiring Majority Approval
Any other change to either indenture

and the debt securities issued under that indenture

would require the following

approval:

●

if the

change affects

only one

series of

debt securities,

it must

be approved

by the

holders of

a majority

in principal

amount of

the relevant

series of
debt securities; or
●

if the

change affects

more than

one series of

debt securities

issued under

an indenture,

it must

be approved

by the

holders of

a majority

in principal
amount of the series affected

by the change, with all

affected series voting

together as one class

for this purpose (and of any

series that by its terms

is
entitled to vote separat

ely as a series, as described below).
In each case, the required approval

must be given by written consent.
The same majority

approval would

be required

for us to

obtain a waiver

of any of

our covenants

in either indenture.

Our covenants

include the promises

we make
about merging which we describe above under “— Mergers and

Similar Transactions.”

If the holders agree to waive a covenant, we will not have

to comply with it. A
majority of

holders, however,

cannot approve

a waiver

of any

provision in

a particular

debt security,

or in the

applicable indenture

as it

affects that

debt security,
that we

cannot change

without the approval

of each holder

of that debt

security as

described above

in “—

Changes Requiring

Each Holder’s

Approval” unless

that
holder approves the waiver.
Book-entry

and other

indirect owners

should consult

their banks

or brokers

for information

on how

approval

may be

granted

or denied

if we

seek to

change the
applicable indenture or the debt securities or request

a waiver.

Description of the 6.125% ING Perpetual Debt

Securities

The

6.125%

ING

Perpetual

Debt

Securities

(the

“
ING

Perpetual

Debt

Securities
”),

in

an

aggregate

principal

amount

of

$700,000,000,

were

issued

under

our
subordinated debt indenture, dated

as of July 18, 2002, between us and The Bank of New York,

101 Barclay Street, New York,

New York 10286, as trustee,

which we
refer

to as

the Subordinated

Indenture,

and a

fourth

supplemental

indenture,

to be

dated

as of

September

26, 2005,

between us

and The

Bank of

New York,

as
trustee, which

we refer

to as

the Supplemental

Indenture.

We refer

to the

Subordinated

Indenture and

the Supplemental

Indenture collectively

as the

Indenture.
The ING Perpetual Debt Securities are treated

as a separate series of our subordinated

debt securities.

Form and Denomination

We issued

the ING Perpetual

Debt Securities only

in fully registered

form, without coupons,

in the form

of beneficial interests

in one or more

global securities. The
ING Perpetual

Debt Securities

will be

issued in

denominations

of US$25

and integral

multiples thereof.

We

will issue

the ING

Perpetual

Debt Securities

as global
securities registered in the name of Cede & Co., as

nominee for DTC.

Interest

Subject to our right

to defer interest

payments as described

under “— Deferral

of Interest

Payments,”

interest on the

ING Perpetual Debt Securities

will be payable
quarterly in

arrears in

equal payments

for any

full Interest

Period on

January 15,

April 15, July

15 and

October 15

of each

year,

at a

fixed rate

per annum

on their
outstanding principal

amount equal to

6.125%, commencing on

January 15, 2006 (calculated

on a 30/360 day

basis). We refer

to such rate

as the Interest

Rate and
each such date as an interest payment date. If any interest payment date is not a business day,

interest will be payable on the next business day (without any interest or other payment in respect of the delay).

The regular record dates

for each interest payment

date shall be January 1, April 1, July 1 and October 1, respectively.

Each

of

the

periods,

commencing

on

(and

including)

the

issue

date

and

ending

on

(but

excluding)

the

first

interest

payment

date,

and

each

successive

period
commencing on (and including) an

interest

payment date and ending on (but

excluding) the next succeeding interest payment date is referred to herein as an Interest
Period.

Payments

Method of Payment

Payments of any amounts

in respect of any ING Perpetual Debt Securities represented

by global securities will be made by the trustee to DTC.

Any such payments of
interest and

certain other

payments on

or in respect

of the

ING Perpetual

Debt Securities

will be in

U.S. dollars

and will be

calculated by

the trustee

or such other
agent as we may appoint.

Except in a

bankruptcy,

all payments on

the ING Perpetual

Debt Securities will be

conditional upon

our being solvent

at the time of

payment, and we

will not make
any payment unless we will be solvent

immediately afterwards.

We refer to this

condition as the Required Deferral

Condition. For this purpose, we are

solvent if we
meet the following “solvency

conditions”:

●

we are able to make payments

on our Senior Debt as they become due, and
●

our assets exceed the sum of our liabilities (excluding

liabilities not considered Senior Debt).

Payments Subject to Fiscal Laws

All payments

made in respect

of the ING

Perpetual Debt

Securities will

be subject, in

all cases,

to any

fiscal or other

laws and

regulations applicable

thereto in

the
place of payment, but such laws or regulations

will not affect our obligation

to pay Additional Amounts.

Deferral of Interest Payments

Interest payments

and any other payments with respect to

the ING Perpetual Debt Securities will be subject to deferral in the following circumstances.

Required Deferral of Payments

Except in the case of

a Mandatory Payment Event or a Mandatory Partial Payment Event, if the Required Deferral Condition is met on the 20th

business day preceding
the date on which any payment would, in the absence of deferral,

be due and payable, we must defer

any such payment. In such case, we will deliver a notice to the trustee, the holders and the Calculation Agent,

not less than 16 business days prior to such date.

We refer to such

notice as a Deferral Notice.

Except in the case

of a Mandatory Payment

Event or a Mandatory

Partial Payment

Event, if,

after we defer a

payment as a result

of the Required Deferral

Condition
being met,

the Required

Deferral

Condition is

no longer

met on

the 20th

business day

preceding any

subsequent interest

payment

date, then

we will

satisfy such
payment on

the relevant

Deferred Interest

Satisfaction Date

by giving notice,

not less than

16 business days

prior to the Deferred

Interest Satisfaction

Date, to the
trustee, the holders and the Calculation Agent

that we will satisfy such payment

on such date.

We will not satisfy such payment

on the relevant Deferred

Interest Satisfaction

Date referred to

above, if:

2019 ING Group Annual Report on Form 20-F

●

we have

previously elected

to satisfy

such payment

earlier (provided

that, at

the time of

satisfying such

payment, the

Required Deferral

Condition fails

to
be met) by

delivering a

notice to

the trustee,

the holders

and the Calculation

Agent not

less than

16 business

days prior

to the

relevant

Deferred

Interest
Satisfaction Date that we will

satisfy such payment on such date;

or
●

we validly

elect to

use our

right to

optionally

defer

any

such payment

which would

otherwise have

been required

to

be paid

on such

Deferred

Interest
Satisfaction Date.
Any payment that we defer due to the Required Deferral

Condition will not accrue interest, except under the circumstances we describe below under “— Alternative
Interest Satisfaction

Mechanism.”

Unless we obtain

permission from our

relevant regulator,

we are permitted

to satisfy

our obligation

to pay the

Deferred Interest
Payment

only in accordance with the Alternative Interest

Satisfaction Mechanism. See “— Alternative

Interest Satisfaction

Mechanism” below.

Optional Deferral of Payments

We may

defer all

or part of

any payment

that is due

and payable

by giving

a Deferral

Notice to

the trustee,

the Calculation

Agent and

the holders

not less than

16
business days

prior to

the relevant

due date.

We refer

to this

right to

defer as

an Elective

Deferral

Interest

Payment.

Except

in the

case of

a Mandatory

Payment
Event or a Mandatory Partial Payment

Event, we may satisfy any such payment

at any time, but, unless we obtain the prior consent of the relevant regulator,

only by
using the Alternative

Interest Satisfaction

Mechanism. When we use the

Alternative Interest

Satisfaction Mechanism,

we will deliver a notice

to the trustee

and the
Calculation Agent, not less than 16 business days prior

to the relevant Deferred

Interest Satisfaction

Date, informing them of our election to so satisfy

such payment
and specifying the relevant Deferred

Interest Satisfaction

Date.

Elective Deferral

Interest Payments

will bear interest

at a rate

equal to 6.125%

from (and

including) the date

on which, but

for such deferral,

the Deferred

Interest
Payment would otherwise have

been due to be made to (but excluding) the

relevant Deferred

Interest Satisfaction

Date.

Dividend Stopper; Mandatory Interest

Payment

We will give a Deferral Notice in the case of a Required

Deferral Condition and we may give a Deferral

Notice, in our sole discretion and for any reason, in the case of an Elective

Deferral

Interest

Payment,

except

that a

Deferral

Notice as

to a

payment

required

to be

paid pursuant

to a

Mandatory

Payment

Event

or Mandatory
Partial Payment Event

will have no force or effect.

Dividend Stopper

We agree in the

Indenture that, beginning on the

day we give a

Deferral Notice until all Deferred Interest Payments are paid or satisfied in full,

we will not recommend
to

our shareholders,

and to

the fullest

extent

permitted

by

applicable

law,

we will

otherwise act

to

prevent

a Mandatory

Payment

Event

or a

Mandatory

Partial
Payment Event

from occurring. Subject to

the occurrence of a Regulatory

Notification as described under

“—

Alteration of Terms

upon a Regulatory Notification”,

a
Mandatory Payment Event

occurs if:
●

we declare, pay or distribute a dividend or make

a payment (other than a dividend in the form of Ordinary Shares) on any of our Junior Securities or make a
payment on a Junior Guarantee;
●

any of

our subsidiaries

or any

entity in

which we

have a

direct or

indirect financial,

commercial

or contractual

majority interest,

which we

refer

to as

an
Undertaking, declares,

pays

or distributes

a dividend

on any

security issued

by it

benefitting

from a

Junior Guarantee

or makes

a payment

(other than

a
dividend in the form of ordinary shares)

on any security issued by it benefitting from a Junior

Guarantee;
●

we or any of our subsidiaries or Undertakings

redeems, purchases or otherwise acquires

for any consideration

any of our Junior Securities, Parity

Securities
or securities issued by any of our subsidiaries or Undertakings benefitting from a Junior Guarantee

or Parity Guarantee, other than:
o

by conversion into

or in exchange for our Ordinary

Shares
o

in connection with

transactions effected

by or for

the account

of our customers

or customers

of any of

our subsidiaries

or in connection

with the
distribution, trading or market

-making activities in respect of those securities
o

as a result of a reclassification of us or any

of our subsidiaries or the exchange or conversion

of one class or series of capital stock for

another class
or series of capital stock; or
o

the

purchase

of

fractional

interests

in

shares

of

our

capital

stock

or

the

capital

stock

of

any

of

our

subsidiaries

pursuant

to

the

conversion

or
exchange provisions

of that capital stock (or the security being converted

or exchanged); or
●

any moneys

are paid

to or made

available for

a sinking fund

or for

redemption of

any Junior

Securities, Parity

Securities or

any securities

issued by any

of
our subsidiaries or Undertakings

benefitting from a Junior Guarantee

or Parity Guarantee.
Subject to the occurrence of a Regulatory

Notification as described under “— Alteration

of Terms upon

a Regulatory Notification”,

a Mandatory Partial Payment
Event occurs if:

●

we declare, pay or distribute a

dividend or make a payment on

any of our Parity Securities or make any

payment on any of our Parity

Guarantees; or
●

any of our subsidiaries or Undertakings declares,

pays or distributes a dividend on any

security issued by it benefitting from a Parity

Guarantee or makes

a
payment on any security issued by

it benefitting from a Parity Guarantee.

Mandatory Interest Payment

If a Mandatory Payment Event

occurs, then:

●

all Deferred Interest

Payments will become mandatorily

due and payable in full on the date of the Mandatory

Payment Event,

notwithstanding any further
Deferral Notice or an occurrence

or continuance of the Required Deferral

Condition. Unless we obtain the prior consent

of our relevant regulator,

we may
only satisfy our obligations to pay

such Deferred Interest

Payments in accordance

with the Alternative Interest

Satisfaction Mechanism; and
●

the interest payments

payable on the next four consecutive

interest payment dates,

the next two consecutive interest

payment dates or the next interest
payment date, as the case may

be, after the occurrence of such Mandatory

Payment Event,

depending on whether the Junior Securities, Parity Securities, or the security benefitting from the Junior Guarantee

or the Parity Guarantee pay

dividends or income distributions on an annual basis, a semiannual basis
or a quarterly basis, respectively,

will be mandatorily due and payable

in full on each such next interest payment

date, notwithstanding any

Deferral Notice
as to such interest payments

or the occurrence or continuance of any Required

Deferral Condition. We

are permitted, but shall not be required,

to satisfy
our obligation to make the

interest payments

payable on such interest

payment date, other than Deferred

Interest Payments,

in accordance with the
Alternative Interest Satisfaction

Mechanism.
If a Mandatory Partial Payment

Event occurs, then:

●

all Deferred Interest

Payments will become mandatorily

due and payable in full on the date of the Mandatory

Partial Payment Event,

notwithstanding any
further Deferral Notice or an occurrence

or continuance of the Required Deferral

Condition. Unless we obtain the prior consent

of our relevant regulator,
we may only satisfy our obligations

to pay such Deferred Interest

Payments in accordance

with the Alternative Interest

Satisfaction Mechanism; and
●

Mandatory Partial Payments

in respect of each ING Perpetual Debt Security will be mandatorily due and payable on the next four

consecutive interest
payment dates, the next two

consecutive interest payment

dates or the next interest

payment date, as the case may

be, after the occurrence of such
Mandatory Partial Payment

Event, depending on whether the Parity

Securities or the security benefitting from the Parity

Guarantee pay dividends

or
income distributions on an annual basis, a semiannual basis or a quarterly basis, respectively,

notwithstanding any Deferral

Notice or an occurrence of the
Required Deferral

Condition. We are permitted,

but shall not be required, to satisfy

our obligation to pay any

Mandatory Partial Payments

in accordance
with the Alternative Interest

Satisfaction Mechanism.
Alternative Interest Satisfaction Mechanism

General

We are permitted to

satisfy our obligation to pay

you through the issuance of our Ordinary Shares

which, when sold, will provide a cash amount sufficient

for us to
make payments due to you

in respect of the relevant payment.

We refer to this

procedure as the Alternative Interest

Satisfaction Mechanism. Subject to

the
absence of a Required Deferra

l

Condition, we may elect to use the Alternative

Interest Satisfaction

Mechanism in order to satisfy our obligation

to make any
interest payment, including

any Mandatory Interest

Payment, by giving not less than 16 business

days’ notice to the trustee.

Our obligation to pay in accordance

with the Alternative Interest

Satisfaction Mechanism will be satisfied

as follows:

●

we will give at least 16 business days’

notice of the relevant interest

payment date to the trustee,

the Calculation Agent and

holders of the ING Perpetual
Debt Securities;
●

by the close of business on or before the seventh

business day prior to the relevant

interest payment date

or Deferred Interest

Satisfaction Date, we will
have authorized for

issuance such number of Ordinary Shares as, in the determination of the Calculation Agent, have a market

value (after conversion
from euros into U.S. dollars)

of not less than 110% of the relevant payment

to be satisfied on such interest

payment date (each such Ordinary

Share is a
Payment Ordinary Share)

plus the claims for the costs and expenses

to be borne by us in connection with using the Alternative

Interest Satisfaction
Mechanism (including, without limitation, the fees and

expenses of the Calculation Agent);

2019 ING Group Annual Report on Form 20-F

●

the Calculation Agent will procure purchasers

for such Ordinary Shares as soon thereafter

as reasonably practicable, but not later

than the fourth business
day prior to the relevant Interest

Payment Date;
●

we will sell such Ordinary Shares in the open market

as instructed by the Calculation Agent

and collect any sales proceeds;
●

we will immediately transfer

the sales proceeds (or such amount of sales proceeds

as is necessary (after conversion from

euros into U.S. dollars)

to make
the relevant payment) to

the trustee on the business day preceding the payment

date for payment by

the trustee, on the payment date,

towards
applicable Interest Payments

to be satisfied;
●

if, after the operation

of the above procedures, there

would, in the opinion of the Calculation Agent, be a shortfall on the date on which the relevant
payment is due, we will issue further Ordinary Shares

in accordance with the provisions of the Indenture

to ensure that a sum at least equal

to the relevant
payment is available to

make the payment in full on the relevant

due date. If, despite

these provisions, such a shortfall still exists

on the relevant due date
we may, in

accordance with the provisions of the

Indenture, either pay an amount equal to

such shortfall as soon as practicable to

the trustee or continue
to issue Ordinary Shares

until the trustee has received funds equal

to the full amount of such shortfall; and
●

if, pursuant

to the Alternative Interest

Satisfaction Mechanism, proceeds

are raised in excess

of the amount required to pay

the applicable payments plus
the claims for the fees, costs and

expenses to be borne by us in connection with using

the Alternative Interest Satisfaction

Mechanism, we will retain such
excess proceeds.
If we elect to make any payment

in accordance with the Alternative Interest

Satisfaction Mechanism, the receipt

of cash proceeds on the sale of our Ordinary
Shares issued to the trustee or its agent

will satisfy the relevant payment

or the relevant part of such payment.

The proceeds from the sale of Ordinary

Shares
pursuant to the Alternative

Interest Satisfaction Mechanism

will be paid to you by the trustee in respect

of the relevant payment.

Insufficiency of Payment Ordinary Shares

If we are to satisfy a payment

pursuant to the Alternative

Interest Satisfaction Mechanism

and we do not, on the date when the number of Payment

Ordinary
Shares required to be issued is determined,

have a sufficient number of Ordinary

Shares available for issue,

then we shall notify the trustee, the Calculation Agent
and the holders that all or part, as the case may

be, of the relevant payment cannot

be satisfied due to not having a sufficient number of

authorized Ordinary
Shares. In this case the payment or part

thereof shall be satisfied following the date

of our next annual general meeting or extraordinary

general meeting of our
shareholders at which a resolution is

passed authorizing a sufficient number of Ordinary Shares

available to satisfy all or such

part of the relevant payment. If,
however,

the number of Ordinary Shares authorized

to be issued at any such meeting is insufficient

to satisfy all or such part of the relevant

payment then those
Ordinary Shares so issued will be applied by us in partial satisfaction of all or such part of the relevant payment.

Following the passage of a resolution which
authorizes us to issue additional Ordinary

Shares for this purpose, we will provide not less

than 16 business days’ notice to the trustee,

the Calculation Agent and
the holders of the date upon which the relevant

payment or,

as the case may be, the part thereof,

is to be made. The relevant payment

or, as

the case may be, the
part thereof, which is not

so satisfied will, unless it is a required Deferred

Interest Payment

and has not been subsequently either satisfied or

deferred pursuant

to
an Elective Deferral Interest

payment, continue to

accrue interest at a rate

of 6.125% from (and including) the date on which payment

would otherwise have been
due to (but excluding) the date

on which such payment or part thereof is satisfied

or, in the event

of a Market Disruption Ev

ent, the date on which such payment or
part thereof would, but for the occurrence

of such Market Disruption Event,

have been satisfied from which date

interest (if any)

will accrue on such payment as
provided in “— Market Disruption

Event” below.

If we do not have a sufficient number of Ordinary

Shares and do not hold an annual general meeting

within six months of giving the notice first mentioned

above,
at which a resolution to make

a sufficient number of Ordinary Shares available

is proposed, the trustee will by notice require

us to convene an extraordinary
general meeting at which such a resolution

will be proposed on a date falling within 10 weeks

of such notice from the trustee.

In the event that any such resolution

proposed at any such annual general

meeting or extraordinary general

meeting is rejected, the resolution

will be proposed at
each annual general meeting or any

extraordinary general meeting

thereafter until the resolution has

been passed by our shareholders.

At the date of this prospectus supplement,

we have a sufficient number of authorized

but unissued Ordinary Shares, and our Executive

Board has the necessary
authority to make the interest

payments required to be made in

respect of the ING Perpetual Debt Securities during

the next 12-month period, assuming the
Alternative Interest Satisfaction

Mechanism is used for each interest

payment during such 12-month period.

We will undertake in the Indenture

to keep available for

issue a sufficient number of authorized,

but unissued Ordinary Shares as we reasonably

consider would be
required to be issued as Payment

Ordinary Shares in connection with the next

four interest payments.

Should we fail to keep available

such unissued Ordinary
Shares, no damages will be payable in

connection with such failure. The trustee

may, however,

require that we, as soon as practicable,

hold an extraordinary
general meeting of our shareholders

at which a resolution will be passed to remedy such

failure.

The trustee is not obligated to

monitor whether we have a sufficient

number of unissued Ordinary Shares available

for issuance as Payment

Ordinary Shares and
the trustee is entitled to assume, unless it has

actual knowledge to the contrary,

that we are complying with our obligations

to do so.

Market Disruption Event

If, in our opinion, a Market

Disruption Event exists

on or after the 15th business day preceding any

date upon which a payment or part

thereof is due to be made or
satisfied pursuant to the Alte

rnative Interest Satisfaction

Mechanism, then we may give notice to the trustee,

the Calculation Agent and the holders

as soon as
possible after the Market Disruption

Event has arisen or occurred, whereupon

the relevant payment

will be deferred until such

time as, in our opinion, the Market
Disruption Event no longer exists.

Any such deferred payment

or part thereof will be satisfied as soon as practicable

after the Market Disruption Event

no longer exists. Except as

provided in the next
sentence, interest will not accrue

on such deferred payment

or part thereof, however,

during a Market Disruption Event.

If we do not make the relevant

payment
or part thereof for a period of 14 days

or more after its due date, even if the Market

Disruption Event is continuing,

interest shall accrue on such deferred

payment
or part thereof from (and including) the date

on which the relevant payment

or part thereof was due to be made to (but

excluding) the date on which such
payment or part thereof is made. Any

such interest shall accrue at the Interest

Rate and shall be satisfied only in accordance

with the Alternative Interest
Satisfaction Mechanism and as soon as

reasonably practicable after the relevant

deferred payment

is made. No liability shall attach to

the trustee or its agents if,

as
a result of a Market Disruption Event

or any other event outside the control

of the trustee or any such agent,

the trustee or any such agent is unable

to comply with
its duties in connection with any payment

made pursuant to the Alternative

Interest Satisfaction

Mechanism.

Alteration of Terms

upon a Regulatory Notification

Upon the occurrence of a Regulatory Notification,

the terms of the ING Perpetual Debt Securities will be automatically altered, without any action by holders,

so
that a Mandatory Payment

Event, or a Mandatory Partial

Payment Event, as

applicable, will be deemed to occur only if we declare, pay

or distribute a dividend or
make a payment (other than a dividend

in the form of Ordinary Shares) on our Ordinary Shares

and/or other instruments which are

classified as equity under IFRS.
After the alteration, the ING Perpetual

Debt Securities will be considered capital securities

which, for purposes of IFRS, are classified as

equity applying IFRS
standards.

“Regulatory Notification” means,

after we become subject to capital adequacy

regulations, the relevant regulator

shall have notified us to the effect

that on any
date on which a payment on the ING Perpetual

Debt Securities would otherwise have been

due, our capital ratio would

after such payment be less than the
minimum capital adequacy requirements

as enforced by the relevant

regulator.

Subordination

The ING Perpetual Debt Securities constitute

our direct, unsecured, subordinated

securities and rank
pari passu
without any preference among

themselves.

The rights and claims of the holders of the ING Perpetual

Debt Securities are subordinated

to Senior Debt in that rights regarding

payments and the issuance of
Ordinary Shares (as described under “Alternative

Interest Satisfaction

Mechanism”) will be subject to the solvency conditions.

Upon our liquidation, moratorium of
payments or bankruptcy,

the holders of the ING Perpetual Debt Securities will rank,

effectively from a financial point

of view, in priority

to all holders of Junior
Securities and equally with the holders of our existing

most senior preference shares

and any other Parity Securities and Parity

Guarantees then outstanding.

Upon
our liquidation, moratorium of payments

or bankruptcy,

any payments on the ING Perpetual

Debt Securities will be subordinate to,

and subject in right of payment
to the prior payment in full of,

all Senior Debt.

For the purposes of the ING Perpetual Debt Securities,

our Senior Debt means:
●

all claims of our unsubordinated creditors;
●

all claims of creditors whose claims are, or are

expressed to be, subordinated

(whether only in the event of our insolvency or otherwise) only to the claims
of our unsubordinated creditors;

and
●

all claims of all of our other creditors, except

those whose claims are, or are expressed

to rank,
pari passu with, or junior to, the claims of holders of ING
Perpetual Debt Securities.
As of 31 December 2019, we had approximately

EUR 143.4 billion of Senior Debt outstanding.

2019 ING Group Annual Report on Form 20-F

The definition of Senior Debt described in the accompanying

prospectus under “Description of Debt Securities We

May Offer — The Senior Debt Indenture

and the
Subordinated Debt Indenture

—Subordination Provisions” does not

apply to the ING Perpetual Debt Securities. For

the purposes of the Indenture and the
description thereof in the accompanying

prospectus, all references to

Senior Debt shall be deemed to be references

to Senior Debt as described above.

We will agree in the Indenture

that, so long as any of the ING Perpetual Debt

Securities remain outstanding,

we will not issue any preference

shares (or other
securities which are akin to preference

shares as regards distributions

on a return of assets upon our liquidation or in respect

of distribution or payment of
dividends and/or any other amounts

thereunder by us) or give any guarantee

or contractual support arrangement

in respect of any of our preference

shares or
such other securities or in respect of any other entity

if such preference shares,

preferred securities, guarantees

or contractual support arrangements

would rank
(as regards distributions

on a return of assets upon our liquidation or in respect

of distribution or payment of dividends and/or

any other amounts thereunder by
us) senior to the ING Perpetual Debt Securities,

unless we alter the terms of the ING Perpetual

Debt Securities such that the ING Perpetual Debt Securities

rank
pari
passu

effectively from a financial

point of view with any such preference

shares, such other securities akin to preference

shares or such guarantee or support
undertaking.

Winding Up

If any action causes our liquidation (except

solely for the purpose of our reconstruction,

amalgamation or the substitution of a successor

in business for us, as
defined in the Indenture, the terms of which have

previously been approved

in writing by the trustee or by not less than a majority of the holders),

with respect to
each ING Perpetual Debt Security you

own, we will pay you (in lieu of any other payment)

an amount as if on and after the day immediately

before the liquidation
began, any holder of those ING Perpetual

Debt Securities had been the holder of our most senior class of preference shares which

we refer to as the Notional
Preference Shares,

which have a preferential

right to a return of assets upon liquidation

over and so rank ahead of the holders

of all other classes of our issued
shares for the time being in our capital,

but ranking junior to the claims of Senior Debt. Any

such payment shall be made on the assumption

that the amount that
you were entitled to receive

in respect of each Notional Preference

Share on a return of assets upon liquidation

was an amount equal to the principal amount of
$25 of the relevant ING Perpetual

Debt Security and any other Outstanding

Payments together with, to

the extent not otherwise included within the foregoing,

the
pro rata share of any

Winding-Up Claims attributable to the ING Perpetual

Debt Security.

As a consequence of the subordination provisions,

the holders of the ING Perpetual Debt Securities may

recover less than the holders

of our unsubordinated
liabilities and the holders of certain of our subordinated

liabilities, including the holders of other subordinated

debt securities as described in the accompanying
prospectus under the heading “Description of Debt Securities

We May Offer.”

If, upon liquidation

the amount payable on any

ING Perpetual Debt Securities and
any claims ranking pari passu
with the ING Perpetual Debt Securities are not paid in

full, the ING Perpetual Debt Securities and other claims

ranking equally will
share ratably in any

distribution of our assets upon liquidation in proportion

to the respective amounts to which they

are entitled. If any holder is entitled to any
recovery with respect to the ING Perpetual

Debt Securities upon liquidation, the holder might

not be entitled to a recovery in U.S.

dollars and might be entitled only
to a recovery in euros. In addition,

under current Dutch law,

our liability to holders of the ING Perpetual Debt

Securities would be converted

into euros at a date
close to the commencement of insolvency

proceedings against us and holders

of the ING Perpetual Debt Securities would be exposed

to currency fluctuations
between that date and the date

they receive proceeds pursuant

to such proceedings, if any.
Defaults; Limitation of Remedies

Payment Defaults

It is a Payment Default

with respect to the ING Perpetual Debt Securities if

we fail to pay or set aside

for payment the amount due

to satisfy any payment on the
ING Perpetual Debt Securities when due, and such

failure continues for 14 days;
provided, however
, that if we fail to make any

Mandatory Interest Payment

as a
result of failure to satisfy

the solvency conditions, or due to a deferral

of an interest payment

as permitted under the terms of the Indenture,

that payment will
constitute an Outstanding

Payment and will accumulate with

any other Outstanding Payments

until paid but will not be a Payment

Default.

Limitation of Remedies

If any Payment Default

occurs and continues regarding

the ING Perpetual Debt Securities, the trustee

may pursue all legal remedies available

to it, including
commencing a judicial proceeding for the collection

of the sums due and unpaid or a bankruptcy proceeding

in The Netherlands (but not elsewhere), but

the
trustee may not declare the principal amount

of any outstanding ING Perpetual

Debt Security to be due and payable. If we fail

to make payment and

the solvency
conditions are not satisfied at the end of the 14-day

period described under “— Payment Defaults,”

such failure does not constitute

a Payment Default but

instead
constitutes a Payment

Event. On a Payment

Event, the trustee may institute

bankruptcy proceedings exclusively

in The Netherlands, but may not pursue

any other
legal remedy,

including a judicial proceeding for the collection

of the sums due and unpaid.

Notwithstanding the foregoing, holders

of the ING Perpetual Debt Securities have the

absolute and unconditional right to institute

suit for the enforcement of any
payment when due and such right may

not be impaired without the consent of the

holder.

General

By purchasing ING Perpetual Debt Securities,

you and the trustee will be deemed to have

waived any right of set-off,

counterclaim or combination

of accounts with
respect to the ING Perpetual Debt Securities

or the Indenture (or between our obligations

regarding the ING Perpetual

Debt Securities and any liability owed by a
holder or the trustee to us) that they might

otherwise have against us.

Subject to the provisions of the Indenture relating

to the duties of the trustee, if a Payment

Default occurs and continues with respect

to the ING Perpetual Debt
Securities, the trustee will be under no obligation

to any holder of the ING Perpetual Debt

Securities, unless they have offe

red reasonable indemnity to the

trustee.
Subject to the Indenture provisions

for the indemnification of the trustee, the holders

of a majority in aggregate principal amount

of the outstanding ING Perpetual
Debt Securities have the right to direct

the time, method and place of conducting any proceeding

for any remedy available

to the trustee or exercising

any trust or
power conferred on the trustee

with respect to the series, if the direction is not in

conflict with any rule of law or with the Indenture

and the trustee does not
determine that the action would be unjustly

prejudicial to the holder or holders of any

ING Perpetual Debt Securities not taking part

in that direction. The trustee
may take any

other action that it deems proper that is not inconsistent

with that direction.

The Indenture provides that the trustee

will, within 90 days after the occurrence of a Payment

Default with respect to the ING Perpetual

Debt Securities, give to
each holder of the ING Perpetual Debt Securities notice of the Payment

Default known to it, unless the Payment

Default has been cured or waived.

The trustee will
be protected in withholding notice, however,

if it determines in good faith that

withholding notice is in the interest of the holders.

We are required to furnish

to the trustee, on an annual basis a statement

as to our compliance with all conditions and covenants

under the Indenture.
Optional Redemption and Redemption upon

Certain Events

Optional Redemption

The ING Perpetual Debt Securities are perpetual debt

securities and have no fixed

maturity or mandatory redemption date.

The ING Perpetual Debt Securities are
not redeemable at the option of the holder of an ING Perpetual

Debt Security at any time and are not redeemable at

our option prior to January 15, 2011, except

in
certain limited circumstances.

See “— Redemption upon Certain Events”

below.

We may redeem the ING Perpetual

Debt Securities in whole (but not in part) at our option, on

January 15, 2011, or on any interest

payment date thereafter at

their
aggregate principal amount toge

ther with Outstanding Payments

due through the date of redemption, which

sum we refer to as the Base Redemption

Price.

We may purchase on the

open market at any time ING Perpetual

Debt Securities in any manner and at any

price.

Cancellation of any ING Perpetual

Debt Securities so redeemed by us will be effected

by reducing the principal amount of the global ING Perpetual

Debt Securities,
and any ING Perpetual Debt Securities so cancelled

may not be reissued or resold and

our obligations in respect of any such cancelled

ING Perpetual Debt Securities
will be discharged. ING Perpetual Debt

Securities purchased by us may be held, reissued,

resold or,

at our option, be cancelled by decreasing in an equal

amount
the principal amount of ING Perpetual Debt Securit

ies represented by the Global Security.

Redemption Upon Certain Events

Tax Event.

Upon the occurrence of a Tax

Event with respect to

the ING Perpetual Debt Securities, we may,

by giving notice of redemption, redeem in

whole (but
not in part) the ING Perpetual Debt Securities at

their Base Redemption Price.

“Tax Event” means we determine

that immediately prior to the giving of the

notice referred to below,

on the next interest pay

ment date:

●

we would, for reasons outside our

control, be unable to make such

payment without being required to

pay Additional Amounts and we cannot

avoid the
requirement or circumstance

by taking measures as we (acting in good faith)

deem appropriate;
●

payments of amounts in respect of interest

on the ING Perpetual Debt Securities, including, for

the avoidance of doubt, the issue of Ordinary

Shares
pursuant to the Alternative

Interest Satisfaction Mechanism,

may be treated as “distributions”

within the meaning of Section II of the Dividend
Withholding Tax

Act 1965 (
Wet op de dividendbelasting

1965
; or such other provision as may from time

to time supersede or replace Section II of the

2019 ING Group Annual Report on Form 20-F

Dividend Withholding Tax

Act 1965 for the purposes of such definition) and we cannot

avoid the requirement or circumstance

by taking such measures as
we (acting in good faith) deem appropriate;

or
●

as a result of any proposed change or amendment

to the laws of The Netherlands, or any

proposed change in the application of official

or generally
published interpretation

of such laws, or any interpretation

or pronouncement by any relevant

tax authority that provides for

a position with respect to
such law or regulations that differs

from the previously generally accepted

position in relation to similar transactions

or which differs from any

specific
written confirmation given by

a tax authority in respect of the ING Perpetual

Debt Securities, which change or amendment becomes,

or would become,
effective, or in the case of a change

or proposed change in law if such change is enacted

(or,

in the case of a proposed change, is expected

to be enacted)
by Act of Parliament or made by Statutory

Instrument on or after September 16, 2005, there

is more than an insubstantial risk

that we will not obtain
substantially full relief for the

purposes of Dutch corporation tax

for any payment of interest

including, for the avoidance of doubt, where the

payment of
interest is to be satisfied

by the issue of Ordinary Shares pursuant

to the Alternative Interest

Satisfaction Mechanism and we cannot

avoid this risk by
taking such measures as we (acting in good faith)

deem appropriate.
In the case of redemption upon the occurrence of a Tax

Event, we are required,

before we give a notice of redemption,

to deliver to the trustee a written

legal
opinion of independent Netherlands counsel

of recognized standing, selected

by us, in a form satisfactory

to the trustee confirming that we

are entitled to exercise
our right of redemption.

Regulatory Event.
Upon the occurrence of a Regulatory Event

with respect to the ING Perpetual Debt Securities,

we may by giving notice of redemption,

at
any time redeem the ING Perpetual

Debt Securities in whole (but not in part) at their Base Redemption

Price.

“Regulatory Event” means any

time after we become subject to capital

adequacy regulations, the relevant

regulator makes a determination

that securities of the
nature of the ING Perpetual Debt Securities can

no longer qualify as Tier 1 Capital (or instruments

of a similar nature which qualify as core

capital) for purposes of
such capital adequacy regulations.

Notice of Redemption

We must give 30 to 60 days’

notice of redemption to the holders of the ING Perpetual

Debt Securities. Any notice of redemption

is irrevocable and must be given

as
described in the accompanying prospectus.

If the redemption price in respect of any ING Perpetual

Debt Securities is improperly withheld or refused

and is not paid
by us, interest on the ING Perpetual

Debt Securities will continue to be payable

until the redemption price is actually paid.

Calculation Agent

So long as any of the ING Perpetual Debt Securities

are outstanding, we will ensure that

there will always be a Calculation

Agent. If the Calculation Agent is unable
or unwilling to act as such, or if it fails to make

a determination, calculation or otherwise

fails to perform its duties under the Indenture

or the Calculation Agency
Agreement, we will appoint an independent

investment bank acceptable to

the trustee to act as such in its place. Subject to certain

limited exceptions,

neither the
termination of the Calculation Agent’s

appointment nor the Calculation Agent’s

resignation will be effective

without a successor having been appointed.

All calculations and determinations made by

the Calculation Agent with respect to the ING Perpetual

Debt Securities (except in the

case of manifest error) are final
and binding on us, the trustee and the holders.

Neither we nor the trustee have any

responsibility to anyone for any

errors or omissions in any calculation

by the Calculation

Agent.

Modifications of the Indentures

There are four types of changes we can

make to a particular indenture

and the debt securities issued thereunder.

Changes Requiring Each Holder’s Approval

First, there are changes that

we or the trustee cannot make

without the approval of each holder of a debt

security affected by

the change. We cannot:

●

change the stated maturity,

if any,

for any principal or interest

payment on a debt security
●

reduce the principal amount, the amount payable

on acceleration of the maturity after a default,

the interest rate or

the redemption price for a debt
security;
●

permit redemption of a debt security if not previously

permitted;
●

impair any right a holder may have

to require repayment of

its debt security;
●

change the currency of any payment

on a debt security other than as permitted by the debt

security;
●

change the place of payment on a debt security,

if it is in non-global form;
●

impair a holder’s right to sue for payment

of any amount due on its debt security;
●

reduce the percentage in principal amount

of the debt securities and any other affected

series of debt securities, taken toge

ther, the approval

of whose
holders is needed to change the indenture

or the debt securities;
●

reduce the percentage in principal amount

of the debt securities and any other affected

series of debt securities, taken separately

or together,

as the case
may be, the consent of whose holders

is needed to waive our compliance with the applicable

indenture or to waive defaults;

and
●

change the provisions of the applicable indenture

dealing with modification and waiver in any

other respect, except to increase

any required percentage
referred to above

or to add to the provisions that

cannot be changed or waived without approval.

Changes Not Requiring Approval

The second type of change does not require any

approval by holders of the debt securities.

This type is limited to clarifications and changes

that would not
adversely affect the debt securities

in any material

respect. Nor do we need any approval

to make any change that

affects only debt securities to be issued

under each indenture after the changes take

effect.

We may also make

changes or obtain waivers

that do not adversely affect a particular

debt security,

even if they affect other debt securities.

In those cases, we do
not need to obtain the approval of the

holder of that debt security; we need only obtain any

required approvals from

the holders of the affected debt

securities or
other debt securities.

Changes Requiring Majority Approval

Any other change to either indenture

and the debt securities would require the following

approval:

●

if the change affects only one series of debt securities,

it must be approved by the holders

of a majority in principal amount of the relevant

series of debt
securities; or
●

if the change affects more than

one series of debt securities issued under an indenture, it must be approved by the holders of a majority in principal
amount of the series affected

by the change, with all affected

series voting together as one class for this

purpose.
In each case, the required approval

must be given by written consent.

The same majority approval would

be required for us to obtain

a waiver of any of our covenants

in either indenture. Our covenants

include the promises we make
about merging which we describe above under

“— Mergers and Similar Transactions.”

If the holders agree to waive a covenant,

we will not have to comply with it.

Modification of Subordination Provisions

We may not amend the subordinated

debt indenture to alter the subordination

of any outstanding subordinated

debt securities without the written consent

of
each holder of senior indebtedness then outstanding

who would be adversely affected.

In addition, we may not modify the subordination

provisions of the
subordinated debt indenture

in a manner that would adversely affect

the outstanding subordinated

debt securities of any one or more series in any

material
respect, without the consent of the holders

of a majority in aggregate principal amount

of all affected series, voting

together as one class.

Paying Agent

We may appoint one or more

financial institutions to act as our paying

agents, at whose designated offices debt securities

in non-global form may be surrendered
for payment at their maturity.

We call each of those offices a paying

agent. We may add, replace

or terminate paying agents

from time to time. We

may also
choose to act as our own paying agent. Initially,

we have appointed the trustee,

at its corporate trust

office in New York

City, as the paying

agent. We must notify
you of changes in the paying agents.

Mergers and Similar Transactions

2019 ING Group Annual Report on Form 20-F

We are generally permitted

to merge or consolidate with or into

another company.

We are also permitted to sell substantially

all our assets to another company.
With regard to any

series of debt securities, however,

we may not take

any of these actions unless all the following conditio

ns are met:

●

if we are not the successor company,

the successor company must expressly

agree to be legally responsible for

the debt securities of that series and must
be organized as a corporation,

partnership, trust, limited liability company

or similar entity,

but may be organized

under the

laws of any jurisdiction; and
●

the merger,

sale of assets or other transaction must not cause

a default on the debt securities, and we must not

already be in default, unless the merger or
other transaction would cure the default.

For purposes of this no-default test,

a default would include an event of default

that has occurred and not been
cured, as described below under “Default Remedies

and Waiver of Default

— Events of Default.”

A default for this purpose would

also include any event
that would be an event of default

if the requirements for giving

us default notice or our default having

to exist for a specific period of time were
disregarded.
If the conditions described above are satisfied

with respect to the debt securities of any

series, we will not need to obtain the approval

of the holders of those debt
securities in order to merge or consolidate

or to sell our assets. Also, these conditions

will apply only if we wish to merge or consolidate

with another entity or sell
our assets substantially as an entirety

to another entity.

We will not need to satisfy these conditions

if we enter into other types of transactions,

including any
transaction in which we acquire the stock

or assets of another entity,

any transaction that involves

a change of control of ING but in which we do not

merge or
consolidate, and any transaction

in which we sell less than substantially all our

assets.

Also, if we merge, consolidate

or sell our assets substantially as an entirety,

neither we nor any successor would have

any obligation to

compensate you for any
resulting adverse tax consequences

relating to your debt securities.

Glossary

Certain defined terms that are used in

this section are defined in the following glossary.

Terms used

in the description of our ING Perpetual Debt Securities

which
are not defined herein are defined

in the accompanying prospectus or

in the Indenture.

“Accrued Interest

Payment”

means interest that shall continue

to accrue after an interest

payment date in respect of an Elective

Deferral Interest

Payment, the
failure to make a payme

nt when due on a date of redemption,

certain payments which cannot be made due

to insufficient Ordinary Shares to

satisfy the
Alternative Interest Satisfaction

Mechanism and failure to make

a payment more than 14 days

after its due date due to a Marke

t

Disruption Event.

“Additional Amounts”

has the meaning set forth under “Description

of the ING Perpetual Debt Securities — Additional Amounts.”

“Alternative Interest

Satisfaction Mechanism”

has the meaning set forth under “Description

of the ING Perpetual Debt Securities — Alternative

Interest
Satisfaction Mechanism.”

“assets”

means our non-consolidated gross assets

as shown by our most recent published audited

balance sheet but adjusted for contingencies

and for subsequent
events and to such extent

as the directors or,

as the case may be, the liquidator may

determine to be appropriate.

“Calculation Agency Agreement”

means the calculation agency agreement to

be dated as of September 26, 2005, between

us and the Calculation Agent, relating
to the ING Perpetual Debt Securities under

which the Calculation Agent agrees to perform

the duties required of it under the terms of the Indenture.

“Calculation Agent”

means ING Financial Markets LLC, as calculation

agent in relation to the ING Perpetual

Debt Securities, or its successor or successors

for the
time being appointed under the Calculation Agency Agreement.

“Deferred Interest Payment”

means
●

any payment, or part thereof,

which we have deferred as

described under “Required Deferral

of Payments” and which has not

subsequently been either (i)
satisfied or (ii) deferred as described

under “Optional Deferral

of Payments”; or
●

any payment, or part thereof,

which we have elected to defer

in accordance with the Elective Deferral

Interest Payment

and which has not been satisfied.
Deferred Interest Satisfaction Date”

means:

●

the Interest Payment

Date following the 19th business day

after the Required Deferral

Condition fails to be met;
●

if other than an Interest Payment

Date, the date on which we resolve

to satisfy a Deferred

Interest Payment,

as notified by us to the trustee, the holders
and the Calculation Agent; or
●

the date on which we are required

to satisfy all Deferred Interest

Payments as a result

of the occurrence of a Mandatory Payment

Event or a Mandatory
Partial Payment Event.
“Deferral Period”

means the period commencing on (and including) the date we gave a Deferral Notice and ending

on (and including) the date upon which all
Deferred Interest

Payments are paid or satisfied

in

“ING Perpetual Debt Securities”

means the 6.125% ING Perpetual Debt Securities and such

expression shall include, unless the context

otherwise requires, any
further ING Perpetual Debt Securities which we are

permitted to issue and which will form

a single series with the ING Perpetual Debt Securities.

“interest”

shall, where appropriate, include Interest

Amounts, Deferred Interest

Payments and Accrued Interest

Payments.

“Interest Amount”

means:

●

in respect of an interest payment,

the amount of interest payable

on an ING Perpetual Debt Security for the relevant

Interest Period; and
●

in the event of redemption due to a Tax

Event or Regulatory

Event, any interest

accrued from (and including) the preceding interest

payment date (or,

if
none, the issue date of the ING Perpetual Debt

Securities) to (but excluding) the due date

for redemption, if not an interest

payment date, as calculated
using the 30/360 day basis
“interest payment”

means, in respect of an interest payment

date, the aggregate Interest

Amounts for the Interest

Period ending on such interest

payment date.

“Interest Period”

means the period commencing on (and including) the issue date and ending on (but excluding) the first

interest payment date

and each
successive period commencing on (and including) an interest

payment date and

ending on (but excluding) the next succeeding interest

payment date.

“Junior Guarantee”

means any guarantee, indemnity

or other contractual support arrangement

entered into by us in respect

of securities (regardless of name or
designation) issued by one of our subsidiaries or Undertakings and ranking, upon liquidation or in respect of distributions or payment of dividends or any other
payment thereon, after the ING Perpetual

Debt Securities.

“Junior Securities”

means our Ordinary Shares or any other securities

which rank, as regards

distributions on a return of assets upon liquidation

or in respect of
distributions or payment of dividends or any

other payments thereon, after the ING Perpetual

Debt Securities.

“liabilities”

means our non-consolidated gross

liabilities as shown by our most recent published audited

balance sheet, but adjusted for contingencies

and for
subsequent events and to such extent

as the directors, the auditors

or, as the case

may be, the liquidator may determine.

“Mandatory Partial Payment”

payable on any interest

payment date means a payment

in respect of each ING Perpetual Debt Security in an amount

that results in
payment of a proportion of a full interest

payment on the ING Perpetual Debt Security

on such interest payment

date equal to the proportion

of a full dividend on
the relevant Parity Securities

and/or payment on the relevant

Parity Guarantee paid on

the dividend or payment date in respect

of the relevant Parity Securities
and/or Parity Guarantee

immediately preceding such

interest payment

date.

“Market Disruption Event”

means:

●

the occurrence or existence of any

suspension of or limitation imposed on trading

by reason of movements in price exceeding

limits permitted by Euronext
Amsterdam N.V.

or on settlement procedures

for transactions in the Ordinary Shares

on Euronext Amsterdam N.V.

if, in any such

case, that suspension or
limitation is, in the determination of the

Calculation Agent, material in the context

of the sale of the Ordinary Shares;
●

in our opinion, there has been a substantial

deterioration in the price and/or value

of the Ordinary Shares; or circumstances

are such as to prevent or to

a
material extent restrict the

issue or delivery of the Ordinary Shares; or
●

where, pursuant to the terms

of the Indenture, monies are required

to be converted from

one currency into another currency in respect

of any payment,
the occurrence of any event that

makes it impracticable to effect

such conversion.
“Ordinary Shares”

means our ordinary shares or depository receipts

issued in respect of such Ordinary Shares, as the

context may require.

“Outstanding Payment”

means:

2019 ING Group Annual Report on Form 20-F

●

in relation to any interest

payment, Deferred Interest

Payment or Interest

Amount not falling within the definition of interest

payment, that such payment
(a) has either become due and payable or

would have become due and payable

except for the non-satisfaction

on the relevant date due to an

insolvency
condition or the deferral, postponement

or suspension of such payment, due to

a Required Deferral Condition,

an Elective Deferral Interest

Payment,
insufficient Ordinary Shares available

to satisfy the Alternative Interest

Satisfaction Mechanism, or failure

to make a payment more

than 14 days after its
due date due to a Market Disruption

Event; and (b) in any such case has

not been satisfied; and
●

in relation to any Accrued Interest

Payment, any amount

thereof which has not been satisfied whether or not payment

has become

due.
“Parity Guarantees”

means any guarantees, indemnities

or other contractual support arrangements

we enter into with respect to

securities issued by any of our
subsidiaries or Undertakings which effectively

from a financial point of view

●

are similar to the most senior class of our preference

shares:

o

with respect to distributions on a return

of assets upon our liquidation; or
o

with respect to dividends or distribution of payments

or other amounts thereunder; and
●

rank pari passu
with the ING Perpetual Debt Securities with respect to

such distributions or payments.
For the avoidance of doubt, included in Parity

Guarantee are our guarantees

of obligations relating to the 8.439% Noncumulative

Guaranteed Trust

Preferred
Securities issued by ING Capital Funding Trust

III.

Parity Securities”

means our most senior class of preference

shares or any of our other securities which effectively

from a financial point of view

●

are similar to the most senior class of our preference

shares:

o

with respect to distributions on a return

of assets upon our liquidation; or
o

with respect to dividends or distribution of payments

or other amounts thereunder; and
●

rank pari passu

with the ING Perpetual Debt Securities with respect to

such distributions or payments.
For avoidance of doubt, included in Parity

Securities are our 6.50% ING Perpetual Debt Securities issued on September 27, 2001, 7.05% ING Perpetual Debt
Securities issued on July 18, 2002, 7.20% ING Perpetual Debt

Securities issued on December 6, 2002, Variable Rate

ING Perpetual Securities issued on June 20,
2003, 6.20% ING Perpetual Debt Securities issued on

October 17, 2003, Variable Rate

ING Perpetual Securities issued on June 14, 2004 and

4.176% ING Perpetual
Debt Securities issued on June 7, 2005.

“payment”

means any interest payment,

Deferred Interest

Payment, Accrued Interest

Payment or Interest

Amount not falling within the definition of interest
payment.

Payment Event”

has the meaning set forth under “Description of the ING Perpetual

Debt Securities —

“Relevant Date”

means:

●

in respect of any payment other than

a Winding-Up Claim, the date on which such payment

first becomes due and payable but,

if the full amount of the
monies payable on such date has

not been received by the trustee on or prior to

such date, the “Relevant Date”

means the date on which such monies
shall have been so received and notice to

that effect shall have

been given to the holders in accordance

with the terms of the Indenture; and
●

in respect of a Winding-Up Claim, the date which is one day

prior to the commencement of the winding up.
The “Required Deferral Condition”

will be met if, in our determination,

on the relevant date, we do

not satisfy the solvency conditions, or making of the relevant payment will result in us not satisfying

the solvency conditions.

“Undertaking”

means a corporate body,

partnership, limited partnership, cooperative

or an incorporated association carrying

on a trade or business with or
without a view to profit in which the Issuer has direct

or indirect financial, commercial or contractual

majority interest.

Winding-Up Claim”

means amounts in respect of principal or payments

in respect of which the solvency conditions are not satisfied on the date upon which the
same would otherwise be due and payable by

us in our liquidation (upon dissolution or otherwise) and on any redemption as described under “Description of the
ING Perpetual Debt Securities — Optional Redemption

and Redemption upon Certain Events.”

2019 ING Group Annual Report on Form 20-F

AMERICAN DEPOSITARY

SHARES
This section will summarize all of the material provisions

of the Amended and Restated Deposit

Agreement, dated as of October 4, 2018, pursuant

to which the
American depositary receipts (which we refer

to as ADRs) are to be issued among ING, JPMorgan

Chase Bank, N.A., as depositary,

and the holders from time to
time of ADRs. We refer to

this agreement as the “deposit

agreement.” We

do not, however,

describe every aspect of the deposit agreement, which

has been filed
as an exhibit to ING’s

registration statement

on Form F-6, filed on 4 October 2018. You

should read the deposit agreement for

a more detailed description of the
terms of the ADRs. Additional copies of the deposit agreement are available for inspection at

the principal office of the depositary in New York,

which is presently
located at 383 Madison Avenue,

Floor 11, New York,

New York, 10179.

American Depositary Receipts
The depositary will issue ADRs evidencing American depositary shares (which we refer to as

ADSs) pursuant to the deposit agreement.

Each ADS will represent one
ordinary share. Only persons in whose names

ADRs are registered on the books

of the depositary will be treated by the depositary

and us as holders of ADRs.

Unless certificated ADRs are specifically requested

by you, all ADSs will be issued on the books of our

depositary in book-entry form and

periodic statements will be
mailed to you which reflect your ownership

interest in such ADSs. In our description,

references to American depositary

receipts or ADRs shall include the
statements you will receive

which reflect your ownership

of ADSs.
You may hold

ADSs either directly or indirectly through your

broker or other financial institution.

If you hold ADSs directly,

by having an ADS registered in your
name on the books of the depositary,

you are an ADR holder.

This description assumes you hold your ADSs directly.

If you hold the ADSs through your broker

or
financial institution nominee, you must rely

on the procedures of such broker

or financial institution to assert the rights of an ADR holder described in this section.
You should consult

with your broker or financial institution

to find out what those procedures are.
Pursuant to the terms of the deposit agreement,

registered holders of ADRs and

all persons holding any interest

in ADRs and/or

ADSs will be subject to any
applicable disclosure requirements

regarding acquisition and ownership

of ordinary shares as are applicable pursuant

to the terms of our articles of association

or
other provisions of or governing the ordinary

shares. See “Ordinary Shares — Obligations

of shareholders to disclose holdings” above

for a description of such
disclosure requirements applicable

to ordinary shares and the consequences of noncompliance

as of the date of this prospectus. In order

to enforce such disclosure
requirements, we reserve the right

to instruct ADR holders to deliver their ADSs for

cancellation and withdrawal

of the deposited securities so as to permit us to
deal directly with the holder thereof as a holder of ordinary shares, and, by being a holder of an ADR, ADR holders are

contractually agreeing to comply

with such
instructions.

The depositary has agreed, subject to the terms and conditions of the deposit agreement, to cooperate

with ING in its efforts to inform

ADR holders
of any exercise by us

of our rights to instruct ADR holders to deliver their

ADSs for cancellation, and to consult

with and provide us with reasonable assistance
without risk, liability or expense on the part of the depositary,

on the manner or manners in which we may enforce

such rights

with respect to any ADR holder.
The depositary will keep, at its transfer

office, (i) a register for the registration,

registration of transfer,

combination and split-up of ADRs, which at all reasonable
times will be open for inspection by holders

of ADRs and us for the purpose of communicating

with holders in the interest of our

business or a matter relating to
the deposit agreement and (ii) facilities for

the delivery and receipt of ADRs.

Deposit, Transfer

and Withdrawal
The depositary has agreed that upon delivery

of our ordinary shares (or rights to receive our

ordinary shares from us or any registrar,

transfer agent, clearing
agency or other entity recording

ordinary share ownership or transactions

for us) to their custodian, which is currently

ING Bank N.V.,

and in accordance with the
procedures set forth in the deposit

agreement, the depositary will issue ADRs for delivery

at its designated transfer

office.
Upon surrender at the office of the depositary

of an ADR for the purpose of withdrawal of the deposited

securities represented by the ADSs

evidenced by such
ADR, and upon payment of the fees, governmental

charges and taxes

provided in the deposit agreement, and subject to

the terms and conditions of the deposit
agreement, the holder of such ADR will be entitled to

delivery to such holder or upon such holder’s order,

as permitted by applicable law,

of the amount of
deposited securities at the time represented

by the ADS evidenced by such ADR. The custodian

will ordinarily deliver such deposited securities

at or from its office.
The forwarding of deposited securities for

delivery at any other place specified by the

holder will be at the risk and expense

of the holder.

Dividends, Other Distributions and Rights
To the extent

practicable, the depositary will distribute

to you, in proportion to the number of ADSs you

hold, any U.S. dollars available

to the depositary resulting
from a cash dividend or other cash distribution

or the net proceeds of sales of any other distribution

that it receives in respect of the deposited securities.

Such a
distribution will be subject to (i) appropriate

adjustments for taxes

withheld, (ii) the impermissibility or impracticability

of such distribution with respect to certain
holders and (iii) the deduction of the depositary and/or

its agents’ fees and expenses in (1) converting

any foreign currency

to U.S. dollars by sale or in such other
manner as the depositary may determine, to the extent

that it determines that such conversion

may be made on a reasonable basis, (2) transferring

foreign
currency or U.S. dollars to the United

States by such means as the depositary

may determine, to the extent that

it determines that such transfer

may be made on a
reasonable basis, (3) obtaining any

approval or license of any governmental

authority required for such

conversion or transfer,

which is obtainable at a reasonable
cost and within a reasonable time and (4) making any

sale by public or private means in any

commercially reasonable manner.

To the extent

that the depositary
determines in its discretion that any

distribution under the terms of the deposit agreement is

not practicable with respect to any

holder, the depositary

may make
such distribution as it so deems practicable, including

the distribution of foreign currency,

securities or property (or appropriate

documents evidencing the right to
receive foreign currency,

securities or property) or the retention

thereof as deposited securities with respect to such

holder’s ADRs (without liability for interest
thereon or the investment thereof). For

a description of our dividend policies, see “ Description of Ordinary

Shares — Dividends” above.
If any distribution on deposited securities consists

of a dividend in, or free distribution of,

ordinary shares, the depositary will, to the extent

practicable, distribute
to you, in proportion to the number of ADSs you

hold, additional ADRs evidencing an aggregate number of

ADSs that represents the amount

of ordinary shares
received as such dividend or free distribution.

In lieu of delivering ADRs for fractional ADSs

in the event of any such dividend or free distribution,

the depositary
shall sell the number of ordinary shares represented

by the aggregate of such fractions and

distribute the net proceeds to ho

lders entitled thereto.
If we offer or cause to be offered

to holders of deposited securities any

rights to subscribe for additional shares

or rights of any nature, the depositary

will to the
extent practicable distribute

warrants or other instruments,

in its discretion, representing

rights to acquire additional ADRs in respect

of any rights that have been
made available to the depositary as

a result of a distribution on deposited securities, to

the extent that we timely furnish to

the depositary evidence satisfactory

to
the depositary that the depositary may lawfully

distribute the same. We have

no obligation to furnish such evidence,

and to the extent that we do not furnish such
evidence and the sales of rights are practicable,

the depositary will distribute any U.S.

dollars available to the depositary

from the net proceeds of sales of rights, as
in the case of cash, or,

to the extent that we do not furnish such

evidence and such sales cannot practicably

be accomplished by reason of the non-transferability

of
the rights, limited markets therefor,

their short duration, or otherwise, the depositary

will distribute nothing (and any rights

may lapse).

The depositary will not offer rights to

holders having an address in the U.S. unless

both the rights and the securities to which such rights relate are either exempt
from registration under

the Securities Act with respect to a distribution

to all holders or are registered

under the provisions of the Securities Act. Notwithstanding
any terms of the deposit agreement to

the contrary,

we shall have no obligation to

prepare and file a registration

statement in respect of any

such rights.
Whenever the depositary shall receive any

distribution other than cash, ordinary shares

or rights in respect of the deposited securities, the depositary will to the
extent practicable distribute

securities or property available to

the depositary resulting from such distribution

to the holders entitled thereto by

any means that the
depositary may deem equitable and practicable,

or, to

the extent that the depositary deems distribution

of such securities or property to not be equitable and
practicable, any U.S. dollars

available to the depositary from the net proceeds

of sales of such securities or property,

as in the case of cash.
Whenever we intend to distribute

a dividend payable at the election of the holders

of ordinary shares in cash or in additional shares,

we shall give notice thereof to
the depositary at least 30 days prior to

the proposed distribution stating

whether or not we wish such elective distribution

to be made available to ADR holders.

Upon receipt of notice indicating that we wish

such elective distribution to be made available

to ADR holders, the depositary shall consult

with us to determine, and
we shall assist the depositary in its determination,

whether it is lawful and reasonably practicable

to make such elective distribution

available to the ADR holders.

The depositary shall make such elective distribution

available to ADR holders only if (i) we shall

have timely requested that

the elective distribution is available to
ADR holders, (ii) the depositary shall have

determined that such distribution is reasonably

practicable and (iii) the depositary shall

have received satisfactory
documentation within the terms of the deposit

agreement including, without limitation, any

legal opinions of counsel in any applicable

jurisdiction that the
depositary in its reasonable discretion may

request, at our expense.

If the above conditions are not satisfied,

the depositary shall, to the extent permitted

by law,
distribute to the ADR holders, on the basis

of the same determination as is made in the local market

in respect of the ordinary shares for

which no election is made,
either (x) cash or (y) additional ADSs representing such

additional ordinary shares.

If the above conditions are satisfied, the

depositary shall establish a record

date
and establish procedures to

enable ADR holders to elect the receipt of the proposed

dividend in cash or in additional ADSs.

We shall assist the depositary

in
establishing such procedures

to the extent necessary.

Nothing herein shall obligate the depositary

to make available to

ADR holders a method to receive the
elective dividend in ordinary shares (rather

than ADSs).

There can be no assurance that ADR holders

generally,

or any holder in particular,

will be given the
opportunity to receive elective distributions

on the same terms and conditions as the holders of ordinary

shares.
If the depositary determines that any

distribution of property other than cash (including ordinary shares or rights) on deposited securities is subject

to any tax
which the depositary or the custodian is obligated

to withhold, the depositary may dispose of all or a portion

of such property in such amounts and in such manner
as the depositary deems necessary and practicable

to pay such taxes, by

public or private sale, and the depositary will distribute

the net proceeds of any such sale
or the balance of any such property after

deduction of such taxes to

the holders entitled thereto.

2019 ING Group Annual Report on Form 20-F

Changes Affecting Deposited Securities
Pursuant to the terms of the deposit agreement,

the depositary may,

in its discretion, and will if we so reasonably request,

amend the ADRs or distribute additional
or amended ADRs (with or without calling for the exchange

of any ADRs) or cash, securities or property

on the record date set by the depositary

therefor to reflect
any change in par value, split-up, consolidation,

cancellation or other reclassification of deposited

securities, any share distribution

or any distribution other than
cash, ordinary shares or rights, which in each case

is not distributed to holders or

any cash, securities or property available

to the depositary in respect of the
deposited securities from (and the depositary

is authorized to surrender any deposited

securities to any person and, irrespective

of whether such deposited
securities are surrendered or otherwise cancelled by

operation of law,

rule, regulation or otherwise, to sell by public or private

sale any property received in
connection with) any recapitalization,

reorganization,

merger,

consolidation, liquidation, receivership,

bankruptcy or sale of all or substantially

all of our assets, and
to the extent that the depositary does

not so amend the ADRs or make a distribution

to holders to reflect any of the foregoin

g, or the net proceeds thereof,
whatever cash, securities or property

results from any of the foregoing

shall constitute deposited securities and

each ADS evidenced by an ADR shall automatically
represent its pro rata

interest in the deposited securities as then

constituted.

Promptly upon the occurrence of any of the aforementioned

changes affecting
deposited securities, we shall notify the

depositary in writing of such occurrence and as soon as practicable after receipt of such notice, may

instruct the depositary
to give notice thereof,

at our expense, to holders in accordance

with the provisions of the deposit agreement. Upon

receipt of such instruction, the depositary

shall
give notice to the holders in accordance

with the terms of the deposit agreement, as soon

as reasonably practicable.
Record Dates
The depositary may,

after consultation with us if practicable,

fix a record date (which, to the extent

applicable, shall be as near as practicable

to any corresponding
record date set by us)

for the determination of the holders

who shall be responsible for the fee assessed

by the depositary for administration

of the ADR program
and for any expenses provided

in the deposit agreement as well as for the determination

of the holders who shall be entitled to receive

any distribution on or in
respect of deposited securities, to give instructions

for the exercise of any

voting rights, to receive any

notice or to act in respect of other matters

and only such
holders shall be so entitled or obligated.
Voting of Deposited Securities
Subject to the following sentence, as

soon as practicable after receipt of notice

of any meetings at which the holders

of ordinary shares are entitled to

vote, or of
solicitation of consents or proxies

from holders of ordinary shares

or other deposited securities, the depositary shall fix the ADS record date in accordance with the
deposit agreement in respect of such meeting or solicitation of consent or proxy.

The depositary shall, if we request in writing in a timely manner (the depositary
having no obligation to take

any further action if the request shall not have

been received by the depositary at least

thirty (30) days’ prior to the date of such

vote
or meeting) and at our expense and provided

no legal prohibitions exist, distribute

to holders a notice stating:
(i)

such information as is contained

in such notice and any solicitation materials;
(ii)

that each holder on the record date

set by the depositary therefor will, subject

to any applicable provisions

of Dutch law,

be entitled to instruct
the depositary as to the exercise

of the voting rights, if any,

pertaining to the deposited securities represented

by the ADSs evidenced by such
holder’s ADRs; and
(iii)

the manner in which such instructions may be given,

including instructions to give a discretionary proxy

to a person designated by us.
Upon actual receipt by the ADR department of the depositary

of instructions of a holder on such record

date in the manner and on or before

the time established
by the depositary for such purpose, the depositary

shall endeavor,

insofar as practicable and permitted

under the provisions of,

or governing, deposited securities,
to vote or cause to be voted

the deposited securities represented by

such holder’s ADRs in accordance with such

instructions. The depositary will not itself exercise
any voting discretion in respect

of any deposited securities. There is no guarantee

that holders generally or any

holder in particular will receive the notice described
above with sufficient time to enable such holder

to return any voting instructions

to the depositary in a timely manner.

Notwithstanding anything contained

in the deposit agreement or any ADR, the depositary

may, to

the extent not prohibited by law

or regulations, or by the
requirements of the stock exchange

on which the ADSs are listed, in lieu of distribution

of the materials provided to the depositary

in connection with any meeting
of, or solicitation

of consents or proxies from, holders

of deposited securities, distribute to holders

of ADRs a notice that provides such holders

with, or otherwise
publicizes to such holders, instructions

on how to retrieve such materials or receive

such materials upon request

(
i.e
., by reference to a website

containing the
materials for retrieval

or a contact for requesting

copies of the materials).

ADR holders are strongly encouraged

to forward their voting instructions

as soon as possible.

Voting instructions will not be

deemed received until such time as
the ADR department responsible for proxies

and voting has received such instructions

notwithstanding that such instructions may

have been physically received

by
the depositary prior to such time.

Reports and Other Communications
We have delivered to

the depositary,

the custodian and any transfer

office a copy of all provisions of or governing

the ordinary shares and any other deposited
securities issued by us or any of our affiliates

and, promptly upon any change

thereto, we will deliver to the depositary,

the

custodian and any transfer

office, a
copy (in English or with an English translation)

of such provisions as so changed.
Amendment and Termination

of the Deposit Agreement
Subject to the provisions of the deposit agreement,

the ADRs and the deposit agreement may

at any time be amended by us and the depositary

without your
consent; provided

that any amendment that imposes or increases

any fees or charges (other than

stock transfer or other taxes

and other governmental charges,
transfer or registration

fees, SWIFT,

cable, telex or facsimile transmission

costs, delivery costs or other such expenses),

or which otherwise prejudices any
substantial existing right

of yours, will take effect

30 days after notice of any such

amendment has been given to ADR holders. Every

holder of an ADR at the time
any amendment to the deposit agreement

so becomes effective will be deemed

by continuing to hold such ADRs to

consent and agree to such amendment and to
be bound by the deposit agreement as amended thereby.

In no event may any

amendment impair the right of any holder of ADRs to surrender such ADRs and
receive the deposited securities represented

thereby,

except in order to

comply with mandatory provisions of applicable law.

Any amendments or supplements which (i) are reasonably

necessary (as agreed by us and the depositary) in order

for (a) the ADSs to be registered under

the
Securities Act or (b) the ADSs or our ordinary shares to be traded solely in electronic book-entry form and (ii) do not

in either such case impose or increase any fees
or charges to be borne by holders of ADRs,

shall be deemed not to prejudice any substantial

rights of such holders. Notwithstanding

the foregoing, if any
governmental body or regulatory

body should adopt new laws, rules or regulations

which would require amendment or supplement

of the deposit agreement or
the form of ADR to ensure compliance therewith,

we and the depositary may amend or supplement

the deposit agreement and the form of ADR

at any time in
accordance with such changed laws, rules

or regulations. Such amendment or supplement to

the deposit agreement in such circumstances

may become effective
before a notice of such amendment or supplement

is given to holders of ADRs or within any

other period of time as required for

compliance. Notice of any
amendment to the deposit agreement or form of

ADR shall not need to describe in detail the specific amendments effectuated thereby,

and failure to describe the
specific amendments in any such notice shall not render

such notice invalid,
provided, however,

that, in each such case, the notice given to the holders

identifies a
means for holders to retrieve

or receive the text of such amendment (
i.e
., upon retrieval from the SEC’s,

the depositary’s or our website

or upon request from the
depositary).

The depositary may,

and shall at our written direction, terminate

the deposit agreement and the ADRs by mailing notice of such termination to the ADR holders at
least 30 days prior to the date

fixed in such notice for such termination; provided,

however,

if the depositary shall have (i) resigned as depositary,

notice of such
termination by the depositary shall not be provided

to ADR holders unless a successor depositary shall

not be operating under the deposit agreement

within 60
days of the date of such resignation,

or (ii) been removed as depositary,

notice of such termination by the depositary shall not

be provided to ADR holders unless

a
successor depositary shall not be operating

under the deposit agreement on the 60
th

day after our notice of removal

was first provided

to the depositary. After the
date so fixed for termination,

the depositary and its agents will perform no further

acts under the deposit agreement and the ADRs,

except to receive and hold

(or
sell) distributions on deposited securities and deliver

deposited securities being withdrawn.

As soon as practicable after the expiration

of 6 months from the date
so fixed for termination,

the depositary shall sell the deposited securities and shall thereafter

(as long as it may lawfully do so) hold in a segregated

or unsegregated
account the net proceeds of such sales,

together with any other cash then held by

it under the deposit agreement, without liability for interest,

in trust for the pro
rata benefit of the holders of

ADRs not theretofore surrendered.

After making such sale, the depositary shall be discharged

from all obligations in respect

of the
deposit agreement and the ADRs, except

to account for such net proceeds

and other cash.

After the date so fixed for terminat

ion, we shall be discharged from all
obligations under the deposit agreement

except for our obligations

to the depositary and its agents.
In the event that the depositary resigns,

is removed or is otherwise substituted, and

a successor thereto is appointed, the s

uccessor depositary will promptly mail
you notice of such appointment.
Liability of Holder for Taxes
If any tax or other governmental

charges (including any penalties and/or

interest) become payable

by the custodian or the depositary with respect

to any ADR, any
deposited securities represented

by the ADSs evidenced thereby or any distribution

thereon, such tax or other governmental

charge will be paid by the holder
thereof to the depositary and by holding or

having held an ADR the holder and all prior holders, jointly and severally,

agree to indemnify,

defend and hold harmless
each of the depositary and its agents in respect thereof.

The depositary may refuse to

effect any registration,

registration of transfer

or any split-up or combination

2019 ING Group Annual Report on Form 20-F

of such ADR or any withdrawal of deposited

securities underlying such ADR until such payment is

made. The depositary may also deduct from

any dividends or
other distributions or may sell by public or

private sale for your account

any part or all of the deposited securities underlying

such ADR and may apply such
dividends, distributions or the proceeds of any

such sale to pay any such tax

or other governmental charges, and

the holder of such ADR shall remain liable for any
deficiency, and

the depositary shall reduce the number of ADSs evidenced thereby to reflect any such sales of shares.

In connection with any distribution to
holders, we will remit to the appropriate

governmental authority or agency all

amounts (if any) required to be withheld

and owing to such authority or agency by
us; and the depositary and the custodian will remit to

the appropriate governmental

authority or agency all amounts (if any) required

to be withheld and owing to
such authority or agency by the depositary or the custodian.

If the depositary determines that any

distribution in property other than cash (including

shares or
rights) on deposited securities is subject to any

tax that the depositary or the custodian

is obligated to withhold, the depositary

may dispose of all or a portion of
such property in such

amounts and in such manner as the depositary deems necessary and practicable to pay such taxes,

by public or private sale, and the
depositary shall distribute the net proceeds

of any such sale or the balance of any such property

after deduction of such taxes

to the holders entitled thereto. Each
holder of an ADR or an interest therein

agrees to indemnify the depositary,

us, the custodian and any of their respective officers,

directors, employees, agents

and
affiliates against, and

hold each of them harmless from, any claims by any

governmental authority with respect

to taxes, additions to tax,

penalties or interest
arising out of any refund of taxes,

reduced rate of withholding at

source or other tax benefit obtained, which

obligations shall survive any

transfer or surrender of
ADSs or the termination of the deposit agreement.
Transfer

of American Depositary Receipts
The ADRs are transferable

on the books of the depositary,
provided

that the depositary may close the transfer

books or any portion thereof at any

time or from
time to time when deemed expedient by it, and

may also close the issuance book portion of the transfer

books when reasonably requested

by us solely in order to
enable us to comply with applicable law.

As a condition precedent to the issue,

registration, registration

of transfer,

split-up or combination of any

ADR, the
delivery of any distribution thereon, or withdrawal

of any deposited securities, the depositary,

we or the custodian may require

(i) payment of a sum sufficient to
reimburse it for any tax

or other governmental charge and

any stock transfer

or registration fee with respect

thereto (including any

such tax or charge and fee with
respect to ordinary shares being deposited

or withdrawn) and payment of any

applicable fees payable by the holders

of ADRs under the deposit agreement,

(ii)
proof of the identity of any signatory

and genuineness of any signature,

(iii) information as to citizenship

or residence, exchange control

approval, beneficial
ownership of any securities, compliance with

applicable law,

regulations, provisions of or governing

the deposited securities and terms of the deposit agreement
and the ADR or other information as it may

deem necessary or proper,

and (iv) compliance with such regulations as the depositary

may establish consistent

with
the deposit agreement. The issuance, transfer,

combination or split-up of ADRs or the withdrawal

of deposited securities may be suspended, generally

or in
particular instances, during any period when the

transfer books of the depositary

or the books of ING or its agent for the registration

and transfer of ordinary
shares are closed or if any such action is

deemed advisable by the depositary.
Limitations on Liability
Neither the depositary nor we nor any of our respective

directors, officers, employees,

agents or affiliates will be liable to

you if by reason of any provision

of any
present or future law,

rule, regulation, fiat, order or decree

of the United States, The Netherlands

or any other country or jurisdiction, or of any

other governmental
or regulatory authority or securities exchange

or market or automated

quotation system,

or by reason of any provision of or governing

any deposited securities or
any provision of our charter,

or by reason of any act of God, war,

terrorism, nationalization,

expropriation, currency restrictions,

work stoppage, strike, civil unrest,
revolutions, rebellions, explosions,

computer failure or circumstance

beyond any such party’s

direct and immediate control, the depositary,

we or any of our
respective directors, employees,

agents or affiliates shall be prevented

or delayed in performing, or shall be subject

to any civil or criminal penalty in connection
with, any act which by the terms of the deposit agreement

or the ADRs it is provided shall be done or performed by

it or them (including, without limitation, voting
pursuant to the terms of the ADRs); nor will the depositary,

we or any of our respective directors,

employees, agents or affiliates

incur any liability to you by reason
of any exercise of,

or failure to exercise,

any discretion provided

for under the deposit agreement or any

ADR (including, without limitation, any

failure to
determine that any distribution or

action may be lawful or reasonably practicable),

or for any action or inaction by it in reliance upon

the advice of or information
from legal counsel, accountants,

any person presenting ordinary

shares for deposit, any ADR holder,

or any other person believed by

it to be competent to give
such advice or information.
Neither we nor the depositary nor any of our respective

directors, officers, employees,

agents or affiliates assume any

obligation or be subject to any

liability
except to perform its obligations

to the extent they are specifically provided

under the deposit agreement or the ADRs without gross

negligence or willful
misconduct. We, the depositary

and its agents and may rely and shall be protected

in acting upon any written notice, request,

direction, instruction or document
believed to be genuine and to have

been signed, presented or given by the

proper party or parties.

The depositary and its agents have no

obligation to appear in, prosecute

or defend any action, suit or other proceeding

in respect of any deposited securities or the
ADRs, and we and our agents have no

obligation to appear in, prosecute

or defend any action, suit or other proceeding

in respect of any deposited securities or the
ADRs, which in our opinion may involve

us in expense or liability,

unless indemnity satisfactory to us

against all expense (including fees and

disbursements of
counsel) and liability is furnished as often as may be required.
The depositary shall not be liable for the acts or omissions made by,

or the insolvency of, any

securities depository,

clearing agency or settlement system,

and shall
not have any liability for the

price received in connection with any sale of securities,

the timing thereof or any delay in action

or omission to act, nor shall it be
responsible for any error

or delay in action, omission to act, default

or negligence on the part of the party so retained in connection with any such sale or proposed
sale.

The depositary shall be under no obligation to

inform registered holders

of ADRs or any other holders of an interest

in any ADSs about the requirements of
the laws, rules or regulations or any

changes therein or thereto of any country

or jurisdiction or of any governmental

or regulatory authority or any

securities
exchange or market

or automated quotation system.

The depositary and its agents will not be responsible

for any failure to carry out

any instructions to vote any

of
the Deposited Securities, for the manner in which any

such vote is cast or for the effect

of any such vote. The depositary

may rely upon instructions from us

or our
counsel in respect of any approval

or license required for any currency

conversion, transfer

or distribution. The depositary and its agents

may own and deal in any
class of our securities and securities or our affiliates

and in ADRs. Notwithstanding anything to

the contrary set forth in the deposit

agreement or an ADR, the
depositary and its agents may fully respond

to any and all demands or requests for

information maintained by or

on its behalf in connection with the deposit
agreement, any ADR holder or holders,

any ADR or ADRs or otherwise related thereto

to the extent such information

is requested or required

by or pursuant to any
lawful authority,

including without limitation laws, rules, regulations,

administrative or judicial process,

banking, securities or other regulators.

None of us, the depositary or the custodian shall be liable for the failure by any registered

holder or beneficial owner of ADRs to obtain the benefits

of credits or
refunds of non-U.S. tax paid against

such holder's or beneficial owner's income tax liability.

Neither we nor the depositary shall incur any liability

for any tax or tax
consequences that may be incurred by

registered holders or beneficial owners

of ADRs on account of their ownership

or disposition

of the ADRs or ADSs.

The depositary shall not incur any liability for

the content of any information

submitted to it by or on our behalf for distribution

to the ADR holders or for any
inaccuracy of any translation

thereof, for any

investment risk associated

with acquiring an interest in the deposited

securities, for the validity or worth of the
deposited securities, for the credit-worthiness

of any third party,

for allowing any rights to lapse upon

the terms of the deposit agreement or for the failure

or
timeliness of any notice from us.

The depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a

previous
act or omission of the depositary or in connection with any

matter arising wholly after the removal

or resignation of the depositary,

unless a liability is directly
caused by the previous gross negligence

or willful misconduct of the depositary or its directors,

officers, employees, agents

or affiliates acting in their capacities as
such under the deposit agreement.

Neither we nor the depositary nor any of our respective

agents shall be liable to registered

holders of ADRs or beneficial owners of interests

in ADSs for any
indirect, special, punitive or consequential

damages (including, without limitation, legal fees

and expenses) or lost profits, in each

case of any form incurred by any
person or entity,

whether or not foreseeable and regardless

of the type of action in which such a claim may be brought.

The depositary shall not be responsible for,

and shall incur no liability in connection with or arising from any act or omission to act on the part of the custodian
except to the extent that

(i) such custodian was not us or one of our affiliates

when such act or omission occurred and (ii) a holder has

incurred liability directly as a
result of the custodian having (a) committed

fraud or willful misconduct in the provision

of custodial services to the depositary or (b) failed

to use reasonable care
in the provision of custodial services to the depositary

as determined in accordance with the standards

prevailing in the jurisdiction in which the custodian

is
located. As long as we or one of our affiliates

is serving as the custodian with respect to the deposit

agreement we shall be solely liable for each

and any act or
failure to act on the part of the custodian.
No disclaimer of liability under the Securities Act of 1933 or the Securities Exchange

Act of 1934, to the extent applicable,

is intended by any provision of the
Deposit Agreement.
Governing Law,

Submission to Jurisdiction and Waiver

of Right to Trial by Jury
The deposit agreement is governed by and

construed in accordance with the laws of the

State of New York.
We have irrevocably

agreed that any legal suit, action

or proceeding against us brought

by the depositary or any holder,

arising out of or based upon the deposit
agreement or the transactions contemplated

thereby,

may be instituted in any state

or federal court in New York,

New York, an

d

irrevocably waive any

objection
which we may now or hereafter have

to the laying of venue of any such

proceeding, and irrevocably submit to

the non-exclusive jurisdiction of such

courts in any
such suit, action or proceeding. We have

also irrevocably agreed that any

legal suit, action or proceeding against

the depositary brought by us, arising out of or
based upon the deposit agreement or the transactions

contemplated thereby,

may only be instituted in a state

or federal court in New York,

New York.
Each holder or beneficial owner of ADSs and each holder of

interests therein, has irrevocably

agreed that any legal suit, action

or proceeding against or involving

us
or the depositary,

arising out of or based on the deposit agreement, the ADSs, or the transactions contemplated thereby,

may only be instituted in a state

or

2019 ING Group Annual Report on Form 20-F

federal court in New York,

New York, and

each such party has irrevocably waived

any objection which it may now or hereafter

have to the laying of venue

of any
such proceeding, and irrevocably submits

to the exclusive jurisdiction of such

courts in any such suit, action or proceeding.

Each party to the deposit agreement, including

each holder and beneficial owner and/or holder

of interests in ADRs, irrevocably

waives, to the fullest extent
permitted by applicable law,

any right it may have

to a trial by jury in any suit, action or proceeding against the depositary and/or us directly or indirectly

arising out
of or relating to the ordinary shares or

other deposited securities, the ADSs or the ADRs, the deposit agreement or any transaction contemplated

therein, or the
breach thereof, whether

based on contract, tort, common law

or any other theory.

Appointment

In the deposit agreement, each registered

holder of ADRs and each person holding an interest

in ADSs, upon acceptance of any ADSs (or any

interest therein)
issued in accordance with the terms and conditions

of the deposit agreement shall be deemed for all purposes

to:

(a) be a party to and bound by the terms of the deposit agreement and the applicable ADR(s), and

(b) appoint the depositary its attorney

-in-fact, with full power to delegate,

to act on its behalf and to take

any and all actions contemplated in

the deposit
agreement and the applicable ADR(s), to adopt

any and all procedures necessary to comply

with applicable law and to take

such action as the depositary in its sole
discretion may deem necessary or appropriate

to carry out the purposes of the deposit agreement and the applicable

ADR(s), the taking of such actions to be the
conclusive determinant of the necessity

and appropriateness thereof.